EXHIBIT 10.1






                        AGREEMENT FOR PURCHASE AND SALE


                                    BETWEEN

                         THE TRAVELERS INDEMNITY COMPANY
                                   AS SELLER


                                      AND

                     CORNERSTONE REALTY INCOME TRUST, INC.,
                                  AS PURCHASER



                            DATED: DECEMBER 16, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                        PAGE
ARTICLE I DEFINITIONS ................................................................... 1
     SECTION 1.1 DEFINITIONS. ........................................................... 1
          "AGREEMENT" ................................................................... 1
          "BANKRUPTCY  CODE" ............................................................ 1
          "BROKER" ...................................................................... 1
          "CLOSING" ..................................................................... 1
          "CLOSING  DATE" ............................................................... 1
          "CONTRACTS" ................................................................... 1
          "CONVEYANCING  DOCUMENTS" ..................................................... 1
          "DUE  DILIGENCE" .............................................................. 1
          "DUE DILIGENCE TERMINATION DATE" .............................................. 1
          "EARNEST MONEY" ............................................................... 1
          "EARNEST MONEY TRUST AGREEMENT" ............................................... 2
          "EFFECTIVE   DATE" ............................................................ 2
          "ENVIRONMENTAL  LAWS" ......................................................... 2
          "ESCROW  AGENT" ............................................................... 2
          "ESCROW AGREEMENT" ............................................................ 2
          "EVALUATION  MATERIALS" ....................................................... 2
          "FINANCING" ................................................................... 2
          "FIXTURES" .................................................................... 2
          "GOVERNMENTAL AUTHORITY" ...................................................... 2
          "INFORMATION" ................................................................. 2
          "INSOLVENCY PROCEEDINGS" ...................................................... 2
          "INSOLVENT" ................................................................... 3
          "LEASES" ...................................................................... 3
          "LEASE-UP  COSTS" ............................................................. 3
          "LIABILITIES" ................................................................. 3
          "LITIGATION SCHEDULE" ......................................................... 3
          "OBLIGATIONS" ................................................................. 3
          "OTHER  CONTRACTS" ............................................................ 3
          "PERSON" ...................................................................... 3
          "PERMITTED EXCEPTIONS" ........................................................ 3
          "PERSONAL PROPERTY" ........................................................... 3
          "PROPERTY" .................................................................... 4
          "PROPERTY MANAGER" ............................................................ 4
          "PROTEST PROCEEDINGS" ......................................................... 5
          "PURCHASER" ................................................................... 5
          "PURCHASER  PARTIES" .......................................................... 5
          "PURCHASE PRICE" .............................................................. 5
          "PURCHASER'S CONDITIONS PRECEDENT" ............................................ 5
          "RENTS" ....................................................................... 5
          "RESERVED CLAIMS" ............................................................. 5
          "SECURITIES LAWS" ............................................................. 5
          "SECURITY(IES)" ............................................................... 5
          "SELLER" ...................................................................... 5

                                                                                        PAGE
          "SELLER PARTIES" .............................................................  6
          "SELLER'S CONDITIONS PRECEDENT" ..............................................  6
          "SETTLEMENT STATEMENT" .......................................................  6
          "TENANTS" ....................................................................  6
          "TITLE POLICY" ...............................................................  6
          "TRANSFER" ...................................................................  6
          "UNCOLLECTED RENTS" ..........................................................  6
     SECTION 1.2 RULES OF CONSTRUCTION. ................................................  6


ARTICLE II   PURCHASE AND SALE .........................................................  7
     SECTION 2.1  AGREEMENT TO PURCHASE AND SELL. ......................................  7
     SECTION 2.2  CONDITIONS PRECEDENT. ................................................  7
             (A)  SELLER'S CONDITIONS PRECEDENT TO SALE OF PROPERTY. ...................  7
             (B)  PURCHASER'S CONDITIONS PRECEDENT TO PURCHASE OF PROPERTY. ............  8
     SECTION 2.3  DUE DILIGENCE PERIOD. ................................................  9
     SECTION 2.4  DUE DILIGENCE CONDITIONS. ............................................ 10
     SECTION 2.5  PURCHASER'S INDEPENDENT INVESTIGATION. ............................... 12
     SECTION 2.6  PROPERTY CONVEYED AS IS. ............................................. 13
     SECTION 2.7  LEASING AND MANAGEMENT AGREEMENTS. ................................... 13
     SECTION 2.8  NEW CONTRACTS. ....................................................... 14
     SECTION 2.9  TERMINATION OF CONTRACTS, OTHER CONTRACTS AND/OR LEASES. ............. 15
     SECTION 2.10 NO NEW ENCUMBRANCES. ................................................. 15
     SECTION 2.11 ORDINARY COURSE OF BUSINESS. ......................................... 15
     SECTION 2.12 CASUALTY/CONDEMNATION. ............................................... 16

ARTICLE III   PURCHASE PRICE; CLOSING ADJUSTMENTS ...................................... 16
     SECTION 3.1  EARNEST MONEY; PURCHASE PRICE. ....................................... 16
             (A)  EARNEST MONEY. ....................................................... 16
             (B)  PURCHASE PRICE. ...................................................... 16
             (C)  INDEPENDENT CONTRACT CONSIDERATION. .................................. 17
     SECTION 3.2  CLOSING COSTS. ....................................................... 17
     SECTION 3.3  PRORATIONS AND ADJUSTMENTS. .......................................... 17
             (A)  TAXES. ............................................................... 18
             (B)  INCOME. .............................................................. 18
             (C)  EXPENSES. ............................................................ 19
             (D)  UNCOLLECTED RENTS. ................................................... 19
             (E)  LEASE-UP COSTS. ...................................................... 19
             (F)  TAX PROTESTS. ........................................................ 20
     SECTION 3.4  POST-CLOSING INSPECTION, VERIFICATION AND ADJUSTMENTS. ............... 20
             (A)  PURCHASER COOPERATION. ............................................... 20
             (B)  SELLER COOPERATION. .................................................. 20
             (C)  RESERVED CLAIMS. ..................................................... 21
             (D)  REMITTANCE OF FUNDS. ................................................. 21
     SECTION 3.5  APPLICATION OF EARNEST MONEY. ........................................ 21

ARTICLE IV CLOSING; CONVEYANCING DOCUMENTS ............................................. 21
     SECTION 4.1  CLOSING ESCROW. ...................................................... 21
     SECTION 4.2  CONVEYANCING DOCUMENTS. .............................................. 21
             (A)  DEED. ................................................................ 22


                                           (ii)

                                                                                        PAGE
             (B)  BILL OF SALE. ........................................................ 22
             (C)  ASSIGNMENT OF LEASES. ................................................ 22
             (D)  ASSIGNMENT OF CONTRACT RIGHTS. ....................................... 22
             (E)  SETTLEMENT STATEMENT. ................................................ 22
             (F)  TENANT NOTICES. ...................................................... 22
             (G)  FIRPTA AFFIDAVIT. .................................................... 22
             (H)  CONTRACTOR NOTICES. .................................................. 22
             (I)  SELLER'S AFFIDAVIT. .................................................. 22
             (J)  TRANSFER DECLARATIONS. ............................................... 22
             (K)  MISCELLANEOUS. ....................................................... 22


ARTICLE V REPRESENTATIONS AND WARRANTIES ............................................... 23
     SECTION 5.1  REPRESENTATIONS AND WARRANTIES BY PURCHASER. ......................... 23
             (A)  CORPORATE STATUS. .................................................... 23
             (B)  POWER AND AUTHORITY. ................................................. 23
             (C)  AGREEMENT BINDING. ................................................... 23
             (D)  ACTIONS AGAINST PURCHASER. ........................................... 24
             (E)  NO CONFLICTING ORDERS. ............................................... 24
             (F)  SOLVENCY; NO FRAUDULENT CONVEYANCE. .................................. 24
     SECTION 5.2  REPRESENTATIONS AND WARRANTIES BY SELLER. ............................ 24
             (A)  CORPORATE STATUS. .................................................... 24
             (B)  POWER AND AUTHORITY. ................................................. 25
             (C)  AGREEMENT BINDING. ................................................... 25
             (D)  ACTIONS AGAINST SELLER. .............................................. 25
             (E)  SELLER NOT A "FOREIGN PERSON." ....................................... 25
             (F)  SOLVENCY; NO FRAUDULENT CONVEYANCE. .................................. 25
             (G)  NO CONFLICTING ORDERS. ............................................... 25
             (H)  LEASES. .............................................................. 26
             (I)  GOVERNMENTAL NOTICES. ................................................ 26
             (J)  ASSIGNMENT OF LEASES. ................................................ 26
             (K)  ENVIRONMENTAL MATTERS. ............................................... 26
             (L)  OWNERSHIP. ........................................................... 26


ARTICLE VI DEFAULT REMEDIES ............................................................ 27
     SECTION 6.1  BY PURCHASER. ........................................................ 27
     SECTION 6.2  BY SELLER. ........................................................... 28
     SECTION 6.3  POST-CLOSING DEFAULTS. ............................................... 29
     SECTION 6.4  GENERAL PROVISIONS. .................................................. 29


ARTICLE VII MISCELLANEOUS .............................................................. 29
     SECTION 7.1  ASSIGNMENT. .......................................................... 29
     SECTION 7.2  NOTICES. ............................................................. 31
     SECTION 7.3  NO THIRD PARTY BENEFICIARY. .......................................... 32
     SECTION 7.4  SUCCESSORS AND ASSIGNS. .............................................. 32
     SECTION 7.5  SEVERABILITY. ........................................................ 32
     SECTION 7.6  MODIFICATION. ........................................................ 32
     SECTION 7.7  GOVERNING LAW. ....................................................... 32
     SECTION 7.8  CONSENT TO JURISDICTION. ............................................. 32
     SECTION 7.9  HEADINGS. ............................................................ 33


                                           (iii)

                                                                                        PAGE
     SECTION 7.10 ENTIRE AGREEMENT. .................................................... 33
     SECTION 7.11 BROKER. .............................................................. 33
     SECTION 7.12 NO PERSONAL/JOINT LIABILITY. ......................................... 33
     SECTION 7.13 SURVIVAL. ............................................................ 34
     SECTION 7.14 WAIVER OF TRIAL BY JURY. ............................................. 34
     SECTION 7.15 TIME IS OF ESSENCE. .................................................. 34
     SECTION 7.16 EFFECTIVE DATE. ...................................................... 34
     SECTION 7.17 NO RECORDING. ........................................................ 34
     SECTION 7.18 INFORMED CONSENT. .................................................... 34
     SECTION 7.19 FURTHER ASSURANCES. .................................................. 35
     SECTION 7.20 COUNTERPARTS. ........................................................ 35
     SECTION 7.21 WAIVER OF CONSUMER PROTECTION/DECEPTIVE TRADE PRACTICES ACTS. ........ 35
     SECTION 7.22 SECURITIES ACKNOWLEDGMENTS. .......................................... 36
     SECTION 7.23 SECURITIES INDEMNITY. ................................................ 36
     SECTION 7.24 LETTER OF UNDERSTANDING. ............................................. 37
     SECTION 7.25 SPECIAL NOTICES. ..................................................... 37
     SECTION 7.26 PURCHASER AS PUBLIC ENTITY. .......................................... 38
     SECTION 7.27 CONFIDENTIALITY. ..................................................... 38


EXHIBITS:

Exhibit A      -     Legal Description of Property
Exhibit B      -     Earnest Money Trust Agreement
Exhibit C      -     Escrow Agreement
Exhibit D      -     Leasing Guidelines
Exhibit E      -     List of Leases
Exhibit F      -     Deed
Exhibit G      -     Bill of Sale
Exhibit H      -     Assignment of Leases
Exhibit I      -     Assignment of Contract Rights
Exhibit J      -     Settlement Statement
Exhibit K      -     Tenant Notices
Exhibit L      -     FIRPTA Affidavit
Exhibit M      -     Contractor Notices
Exhibit N      -     Seller's Affidavit
Exhibit O      -     Litigation Schedule
Exhibit P      -     List of Contracts To Be Assigned
Exhibit Q      -     List of Security Deposits
Exhibit R      -     Environmental Reports Schedule
Exhibit S      -     Personal Property
Exhibit T      -     Disclosure Documents Provided
Exhibit U      -     Disclosure Documents to be Made Available
Exhibit V            Audit Letter Executed by First Worthing Company Limited
Exhibit W      -     Assignment and Assumption Agreement


                                           (iv)

ADDENDA:

Addendum 1     -     Notice Regarding Coastal Area Property
Addendum 2     -     Texas Water Code Notice
Addendum 3     -     Copy of the "Protect Your Family From Lead in Your Home"
                     Pamphlet
Addendum 4     -     Lead Paint Disclosure Form



                                            (v)

                         AGREEMENT FOR PURCHASE AND SALE


         THIS AGREEMENT FOR PURCHASE AND SALE (as more  particularly  defined in
Section 1.1 below, this "Agreement") is made as of the 16th day of December, 1998 by and between THE TRAVELERS INDEMNITY COMPANY (as more particularly defined in Section 1.1 below, "Seller") and CORNERSTONE REALTY INCOME TRUST, INC., a Virginia corporation (as more particularly defined in Section 1.1 below, "Purchaser").

                              ARTICLE I DEFINITIONS

         SECTION 2.1. DEFINITIONS. Seller and Purchaser hereby agree that the following terms shall have the meanings hereinafter set forth, such definitions to be applicable equally to the singular and plural forms, and to the masculine and feminine forms, of such terms:

         "AGREEMENT" shall mean this Agreement for Purchase and Sale, as amended or supplemented from time to time in writing by the parties hereto in accordance with the terms hereof.

         "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, 11 U.S.C. ss.ss.101, et seq., as amended or supplemented from time to time.

         "BROKER" shall mean collectively Lamm Real Estate, Ltd. and SGW Central Inc., in their capacity as broker for the Purchaser, and their respective legal representatives, successors and assigns.

         "CLOSING" shall mean the consummation of the purchase and sale transaction contemplated by this Agreement in accordance with Section 4.1, which shall occur no later than 2:00 p.m., Eastern Time, on the Closing Date.

         "CLOSING DATE" shall mean December 21, 1998, or such other date and time as may be permitted under Sections 2.2(a) and 2.2(b) or agreed upon in writing by Seller and Purchaser.

         "CONTRACTS" shall mean those unexpired contracts shown on Exhibit P relating to the Property as of the Closing Date, to the extent assignable.

         "CONVEYANCING DOCUMENTS" shall have the meaning of the same defined term set forth in Section 4.2.

         "DUE DILIGENCE" shall have the meaning of the same defined term set forth in Section 2.3.

         "DUE DILIGENCE TERMINATION DATE" shall mean 5:00 p.m., Eastern Time, on December 16, 1998.

         "EARNEST MONEY" shall mean, collectively, the sum of One Hundred Thousand United States Dollars ($100,000) required to be deposited by Purchaser with Escrow Agent for the benefit of Seller in accordance with the terms of
Section 3.1(a) and the Earnest Money Trust Agreement, or so much thereof as has actually been paid by Purchaser that may be remaining from time to time, together with all interest earned thereon, all of which shall be applied and disbursed in accordance with the terms of this Agreement and the Earnest Money Trust Agreement.

       "EARNEST MONEY TRUST AGREEMENT" shall mean that certain Earnest Money Trust Agreement of even date herewith executed or to be executed and delivered by and among Purchaser, Seller and Escrow Agent, in the form attached as Exhibit B, as the same may be amended or supplemented from time to time in writing by the parties thereto in accordance with the terms thereof.

       "EFFECTIVE DATE" shall mean the date on which each and all of the conditions precedent to the effectiveness of this Agreement are satisfied in accordance with Section 7.16.

       "ENVIRONMENTAL LAWS" shall have the meaning set forth in Section 5.2(i)

       "ESCROW AGENT" shall mean Commonwealth Land Title Insurance Company, 1700 Pacific Avenue, Suite 4740, Dallas, Texas 75201, Attention: Ms. Beverly Griesse, as escrow agent and settlement agent, under the Escrow Agreement, or any successor escrow agent mutually designated by Seller and Purchaser, and their respective legal representatives, successors and assigns.

       "ESCROW AGREEMENT" shall mean that certain Closing Escrow Agreement executed or to be executed and delivered by and among Purchaser, Seller and Escrow Agent, in the form attached as Exhibit C, as the same may be amended or supplemented from time to time in writing by the parties thereto in accordance with the terms thereof.

       "EVALUATION MATERIALS" shall have the meaning of the same defined term set forth in Section 2.4.

       "FINANCING" shall mean, individually and collectively, any financing, investment and/or other funding arrangements of any kind or nature whatsoever, whether direct or indirect, private or public, interim or long term, structured as debt or equity, secured or unsecured, pursuant to repurchase agreements or reverse repurchase agreements, and whether for purposes of acquisition, ownership, holding, warehousing, securitization or otherwise, together with the rights and obligations of the holders thereof and payments and distributions thereon and proceeds therefrom.

       "FIXTURES" shall mean all of the right, title and interest of Seller in and to the fixtures which are located at and affixed to any of the improvements on the Property as of the Closing Date, but specifically excluding any fixtures owned by the Tenants under the Leases.

       "GOVERNMENTAL AUTHORITY" shall mean the United States, any State, Commonwealth, District, Territory, municipality, foreign state, or other foreign or domestic government, or department, agency, board, commission, or instrumentality of any of the foregoing.

       "INFORMATION" shall mean, individually and collectively, all documents, reports, studies, materials and other information of any kind or nature whatsoever, including the Evaluation Materials, whether relating to the Property or otherwise, provided to any of the Purchaser Parties by any of the Seller Parties, whether prior to, on or after the date hereof, in whatsoever form.

       "INSOLVENCY PROCEEDINGS" shall mean any reorganization, liquidation, dissolution, receivership or other actions or proceedings under the Bankruptcy Code or any other federal, state or local laws affecting the rights of debtors and/or creditors generally, whether voluntary or involuntary and including proceedings to set aside or avoid any transfer of an interest in property or obligations, whether denominated as a fraudulent conveyance, preferential transfer or otherwise, or to recover the value thereof or to charge, encumber or impose a lien thereon.

       "INSOLVENT"  shall have the meaning of the same defined term set forth in
Section 101(32) of the Bankruptcy Code.

       "LEASES" shall mean all unexpired leases and each amendment, renewal, expansion and extension thereto, subleases, occupancy agreements, licenses and any other agreements for or which relate to the use, possession, or occupancy of the Property as of the Closing Date, together with the security deposits of Tenants thereunder not applied in accordance with the terms thereof prior to Closing.

       "LEASE-UP COSTS" shall mean collectively, all locator fees, finder's fees, referral fees and other leasing commissions and all tenant allowances and concessions applicable to the Leases.

       "LIABILITIES" shall mean, individually and collectively, any and all claims, controversies, disputes, demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses, whether incurred in connection with nonjudicial action, prior to trial, at trial, or on appeal or review or in settlement) incurred by or asserted against Purchaser Parties or Seller Parties, as the case may be, whether grounded in contract, statute (including the Securities Laws), tort or otherwise, at law or in equity.

       "LITIGATION SCHEDULE" shall have the meaning set forth in Section 5.2(i).

       "OBLIGATIONS" shall mean, individually and collectively, any and all liabilities, obligations, duties, covenants or agreements of Seller or Purchaser (as assignee of Seller pursuant to this Agreement) under or with respect to or in any way arising out of or relating to the Property, including the Leases and Contracts.

       "OTHER CONTRACTS" shall mean all contracts relating to the Property, including contracts for services, leased equipment, cable access, supplies, maintenance, leasing, landscaping, repairs, construction and capital improvements, the management agreement between Seller and Property Manager, any insurance policies, any software and/or licensing agreements to which Seller is a party, and any contracts to which Property Manager is a party, for and on behalf of Seller, whether or not assignable, but specifically excluding the Contracts and Leases.

       "PERSON" shall mean an individual, estate, trust, trustee, receiver, partnership, limited liability partnership, corporation, limited liability company, depository institution (including federal or state savings banks, saving and loan associations and credit unions), Governmental Authority, or other legal entity.

       "PERMITTED  EXCEPTIONS"  shall  have the  meaning  set  forth in  Section
5.2(l).

       "PERSONAL PROPERTY" shall mean: (a) all personal property listed on the attached Exhibit S; and (b) all of the right, title and interest of Seller as of the Closing Date in and to all furniture, equipment, machinery, and other tangible property owned by Seller and installed in, located at, or situated on the Property and all intangible assets of any nature owned by Seller and relating solely to the Property for the period from and after the Closing Date, to the extent assignable, including (i) all guaranties and warranties applicable to the Property, (ii) all plans, specifications, engineering drawings and prints relating to the construction of the improvements, (iii) all operating manuals and books, data and records regarding the physical component systems of the improvements at the Property, (iv) all tenant lists and tenant marketing information and materials, (v) all goodwill associated with the Property, (vi) all licenses, permits, certificates of occupancy and other approvals issued to Seller by any Governmental Authority relating to the use, maintenance or operation of the Property, (vii) all logos, designs, trademarks and trade names related to the Property, (viii) all telephone exchange numbers identified with the Property, and all other intangible property used by Seller solely in connection with the Property; but specifically excluding, whether tangible or intangible, the following property:
(A) any personal property and fixtures owned, financed and/or leased by the Tenants; (B) the names, trademarks and/or trade names of "Travelers," "The Travelers Indemnity Company," and/or the Property Manager, in whatsoever form, and any tangible personal property in which any of the foregoing are affixed or incorporated, any or all of which shall be removed by Seller at its expense prior to or within ten (10) days after Closing and (ix) individually heated and air-conditioned apartment units, with all appurtenances, together with all appliances, drapes, carpeting, shrubbery and all other personal property used in connection with the parcel of land described on Exhibit A, Purchaser and Seller agree to cooperate in such removal and Purchaser acknowledges that such removal may result in the removal of certain tangible personal property including such names, trademarks and/or trade names which will not be replaced by Seller; (C) any cash-on-hand, petty cash, bank accounts or other funds of Seller in whatsoever form the same are held; (D) any and all Rents and Uncollected Rents, all of which shall be separately adjusted between the parties pursuant to
Section 3.3; (E) all rights to refunds, accounts receivable, accrued and unpaid claims, causes of action and rights of reimbursement from third parties (other than amounts under the Contracts and Leases which shall be prorated pursuant to
Section 3.3), bonds (including payment and performance), and any other claims for payment Seller may have, to the extent arising or relating to the period prior to Closing and including, without limitation, the Reserved Claims; (F) all of Seller's financial and corporate books and records, in whatsoever form or nature, relating to the management, business, financing and operation of the Seller or the Property, including tax returns and reporting information, organizational documents, minutes, resolutions, and related corporate materials, appraisals or valuations or other reports and studies (of whatsoever form or nature and whether or not prepared by the Seller Parties or any other person) of the Property, materials relating to the marketing of or market information regarding the Property, including leasing (to the extent the same includes the names, trademarks and/or trade names of "Travelers," "The Travelers Indemnity Company," and/or the Property Manager, in whatsoever form) or sale of the Property, internal analyses and communications (of whatsoever form or nature) of the Seller Parties relating to the Property or any other matter (including inspections, evaluations, approvals, work summaries and work product), communications or other Information prepared by or exchanged with legal counsel (whether internal or external) of the Seller Parties (including any work product and any Information prepared in anticipation of litigation, other than litigation with tenants who reside at the Property as of the Closing), financial statements and related confidential information of the Seller Parties, communications or other Information prepared by or exchanged with any current or former lender of Seller (whether internal or external), and financial analyses, budgets and projections (by whomsoever prepared) relating to the Property or otherwise; and (G) all software of any kind or nature whatsoever, including applications software and computer software, databases, programs, archive media, backup media, electronic data, documentation, manuals and codes used by any of Seller Parties in connection with the management, operation and maintenance of the Property.

         "PROPERTY" shall mean individually and collectively, that parcel of land described on Exhibit A, together with the improvements thereon as of Closing, and all of Seller's right, title and interest as of the Closing Date in and to: (a) all privileges, rights, easements and appurtenances belonging to such land; (b) all streets, alleys, passages and other rights-of-way or appurtenances, included in, adjacent to, or used in connection with such land; and (c) the Leases, Contracts, Fixtures, and Personal Property.

         "PROPERTY MANAGER" shall mean First Worthing Company, in its capacity as third party property manager for the Property, and its legal representatives, successors and assigns.

         "PROTEST  PROCEEDINGS"  shall  have the  meaning  set forth in  Section
3.3(f).

         "PURCHASER" shall mean Cornerstone Realty Income Trust, Inc., a Virginia corporation, and its legal representatives, successors and the assigns permitted in Section 7.1.

         "PURCHASER PARTIES" shall mean, individually and collectively, jointly and severally, Purchaser, and each and all of its officers, directors, employees, shareholders, partners, agents, and contractors, and each and all of the respective legal representatives, heirs, successors and assigns of any of the foregoing.

         "PURCHASE PRICE" shall have the meaning set forth in Section 3.1(b).

         "PURCHASER'S CONDITIONS PRECEDENT" shall have the meaning of the same defined term set forth in Section 2.2 (b).

         "RENTS" shall mean collectively, all rents (whether denominated base rent, fixed rent, additional rent, escalations or otherwise under the Leases), advance rentals, fees, all reimbursements, and other sums payable by Tenants under the Leases to Seller, but specifically excluding Uncollected Rents and security deposits.

         "RESERVED CLAIMS" shall have the meaning of the same defined term set forth in Section 3.3(b).

         "SECURITIES LAWS" shall mean, individually and collectively, the Securities Act of 1933, the Securities Exchange Act of 1934, and any and all other laws, regulations, rules, orders and decrees of any Governmental Authorities governing the issuance, sale, marketing, exchange or disposition of Securities, as any of the foregoing are amended from time to time.

         "SECURITY(IES)"shall have the meaning of the same defined term in any Securities Laws, including the meaning for such term set forth in section
77(b)(1) of the Securities Act of 1933 (15 U.S.C. ss. 77(b)(1)), section 3(a)(10) of the Securities Exchange Act of 1934 (15 U.S.C. ss. 78(c)(10)), and
Section 101(49)(A) of the Bankruptcy Code, and shall further include, without limitation, individually and collectively: note; stock; treasury stock; share in a corporation (whether or not transferable or denominated "stock" or similar security); bond; debenture; evidence of indebtedness; collateral trust certificate; pre-organization certificate or subscription; transferable share; voting trust certificate; certificate of deposit; certificate of deposit for security; investment contract; certificate of interest or participation in a profit sharing agreement or trust or in a royalty, lease, contract or other interest; interests in a partnership; any legal or beneficial interest in a trust or pooling or custodial agreement; any claim, interest or instrument commonly known as a "security" or otherwise defined as a "security" under any Securities Laws; certificate of interest or participation in, temporary or interim certificate for, guarantee of, receipt for, warrant or right to subscribe to or purchase or sell any of the foregoing; whether in the nature of debt or equity, and whether or not the subject of a registration statement filed with the Securities and Exchange Commission or exempt under Securities Laws from the requirement to file such a statement, together with the rights and obligations of the holders thereof and the payments and distributions thereon and the proceeds therefrom.

         "SELLER" shall mean The Travelers Indemnity Company, a Connecticut corporation, and its legal representatives, successors and assigns.

         "SELLER PARTIES" shall mean collectively, Seller, each and all of its officers, directors, employees, shareholders, contractors and agents (including Property Manager), and each and all of the legal representatives, heirs, successors and assigns of any of the foregoing.

         "SELLER'S CONDITIONS PRECEDENT" shall have the meaning of the same defined term set forth in Section 2.2(a).

         "SETTLEMENT STATEMENT" shall mean the Settlement Statement to be executed by Purchaser and Seller in connection with the Closing of the transactions contemplated hereby and delivered to Escrow Agent on or prior to the Closing Date.

         "TENANTS" shall mean each Person occupying or possessing, or having the right to occupy or possess, all or any portion of the Property pursuant to the Leases, including tenants and subtenants.

         "TITLE POLICY" shall have the meaning set forth in Section 4.2.

         "TRANSFER" shall mean, individually and collectively, any conveyance, sale, assignment, transfer, lease (other than in the ordinary course of business to Tenants), hypothecation, encumbrance, pledge, mortgage (including security deed, deed of trust and security interest), charge or alienation of any kind or nature whatsoever, or any offer or agreement to do any of the foregoing, whether direct or indirect, private or public, voluntary or involuntary, by operation of law or otherwise, with or without the consent of the Seller Parties.

         "UNCOLLECTED RENTS" shall mean collectively, all Rents which are due or past due under the Leases and have not been collected by Seller as of the Closing Date (whether or not billed), but excluding security deposits.

         SECTION 1.2 RULES OF CONSTRUCTION. Article and Section captions used in this Agreement are for convenience only and shall not affect the construction of the Agreement. All references to "Articles" and "Sections,"without reference to a document other than this Agreement are intended to designate articles and sections of this Agreement, and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section, unless specifically designated otherwise. All references to Seller's knowledge shall mean that no current officer, in his or her capacity as an officer of Seller, has actual knowledge that such representation or warranty is inaccurate or incomplete in any material respect, without independent investigation (no obligation to do so being implied hereby) other than a verbal or written inquiry of the Property Manager and further without conducting any comparative analysis or review of Seller's files and records or inspection of the Property. In no event shall the knowledge, acts or omissions of Property Manager or any other person or entity be imputed to Seller. The current property manager for the Property is First Worthing Company Limited and Mr. Clint Warnick is the onsite property manager for the Property. The use of the term: (a) "including" shall mean in all cases "including but not limited to," unless specifically designated otherwise; and (b) "legal representatives" shall mean any trustee, receiver, custodian and/or any other person or entity appointed or authorized to act in a representative capacity by a court or any other governmental or quasi-governmental entity, whether appointed pursuant to the Bankruptcy Code or otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.

                          ARTICLE II PURCHASE AND SALE

         SECTION 2.1 AGREEMENT TO PURCHASE AND SELL. Subject to the conditions set forth in Sections 2.2(a) and 2.2(b), Seller agrees to sell, and Purchaser agrees to purchase, the Property on the Closing Date in accordance with the terms and provisions hereof. In connection with such sale, Seller agrees to transfer and assign, and Purchaser agrees to assume and perform, all of Seller's right, title and interest in and to the Leases and Contracts and the Obligations arising and/or accruing from and after Closing.

         SECTION 2.2 CONDITIONS PRECEDENT.

               (a) SELLER'S CONDITIONS PRECEDENT TO SALE OF PROPERTY. Seller's obligation to sell the Property in accordance with Section 2.1 is hereby conditioned upon full and complete satisfaction, or written waiver signed by Seller, of each and all of the following conditions precedent (individually, the "Seller's Condition Precedent" and collectively, the "Seller's Conditions Precedent") on or prior to the dates specified below:

                    (i) on or before the Due Diligence Termination Date, Purchaser shall have given notice to Seller of its election to proceed to Closing strictly in accordance with the terms of Section 2.3 and deposited the Earnest Money with Escrow Agent strictly in accordance with the terms of Section 3.1(a);

                    (ii) on or before the Closing Date, Purchaser shall have executed and delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the Escrow Agreement and each and all of the Conveyancing Documents to be delivered by Purchaser pursuant to Section 4.2;

                    (iii) on or before the Closing Date, Purchaser shall have delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the full amount of the Purchase Price (taking into consideration the Earnest Money and all prorations, credits and adjustments pursuant to the terms of this Agreement), together with any and all other sums that are to be paid by Purchaser at Closing pursuant to this Agreement, including the costs and expenses identified in Sections 3.2 and 3.3 and any other amounts shown as payable by Purchaser on the Settlement Statement;

                    (iv) the representations and warranties made by Purchaser in
Section 5.1 shall be true and correct in all material respects on and as of the date made or deemed to be made and Purchaser shall have performed and complied in all material respects with all covenants and obligations required to be performed by it as of the Closing Date; and

                    (v) on and as of the Closing, each and all of the conditions precedent to release of the Purchase Price and Conveyancing Documents from escrow set forth in the Escrow Agreement to be performed by Purchaser shall have been fully and completely satisfied, or waived in writing by Seller, strictly in accordance with the terms of the Escrow Agreement.

Seller agrees that, as soon as Seller has notice of the failure of the Seller's Condition Precedent set forth in (iv) above, Seller shall notify Purchaser thereof and Purchaser shall have ten (10) business days after the giving of such notice within which to cure such failure (no obligation to do so being implied hereby) and, if required, the Closing Date shall automatically be extended to the next business day occurring after such ten (10) business day period; provided, however, in no event shall the Closing Date be further extended unless Seller and Purchaser agree in writing to such extension. In the event each and all of the Seller's Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above or, if applicable, on the first business day occurring after the ten (10) business day cure period mentioned in the immediately preceding sentence (which shall not be further extended without Seller's and Purchaser's prior written agreement), unless caused by a breach by Seller (in which case Purchaser shall have the rights and remedies in Section 6.2 on account of such breach), Seller shall have the option to: (A) waive all or any of such Seller's Conditions Precedent and proceed with Closing; or (B) terminate Seller's obligation to sell the Property by written notice at or prior to Closing, whereupon Seller's obligation to sell and Purchaser's obligation to purchase the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to a refund of the Earnest Money in accordance with Section 3.5 unless the failure of any of Seller's Conditions Precedent to be satisfied is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, in which case Seller shall be entitled to the rights and remedies set forth in Section 6.1 on account of such breach. Purchaser shall have no liability for failing to satisfy any of the Seller's Conditions Precedent unless the failure to satisfy the same is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, whereupon Seller shall also be entitled to the rights and remedies set forth in Section 6.1 on account thereof. The Seller's Conditions Precedent set forth in this Section 2.2(a), and each of them, shall inure solely to the benefit of Seller, and no other Person, including Purchaser, shall have any right to waive or defer any of the conditions specified herein.

              (b) PURCHASER'S CONDITIONS PRECEDENT TO PURCHASE OF PROPERTY. Purchaser's obligation to purchase the Property in accordance with Section 2.1 is hereby conditioned upon full and complete satisfaction, or written waiver signed by Purchaser, of each and all of the following conditions precedent (individually, the "Purchaser's Condition Precedent" and collectively, the "Purchaser's Conditions Precedent") on or prior to the dates specified:

                    (i) on or before the Closing Date, Seller shall have executed and delivered to Escrow Agent, to be held pursuant to the terms of the Escrow Agreement, the Escrow Agreement and each and all of the Conveyancing Documents to be delivered by Seller pursuant to Section 4.2;

                    (ii) the  representations  and warranties  made by Seller in
Section 5.2 shall be true and correct in all material respects on and as of the date made or deemed to be made and Seller shall have performed and complied in all material respects with all covenants and obligations required to be performed by it as of the Closing Date;

                    (iii) each and all of the conditions precedent to release of the Purchase Price and Conveyancing Documents from escrow set forth in the Escrow Agreement to be performed by Seller shall have been fully and completely satisfied, or waived in writing by Purchaser, strictly in accordance with the terms of the Escrow Agreement;

                    (iv) as of the Closing Date, no adverse change in Seller's title to the Property, including any new matters which would be revealed by a survey, shall have occurred following the Due

Diligence Termination Date, other than the Leases or Contracts (including any amendment, renewal, expansion, extension or termination of any Lease or Contract) entered into pursuant to Sections 2.8 or 2.9 or any change caused by the Due Diligence or any other acts or omissions of the Purchaser Parties; and

                    (v) as of the Closing Date, no adverse change in the zoning of the Property or the Property's compliance with the laws of any Governmental Authority having jurisdiction thereof shall have occurred following the Due Diligence Termination Date, other than any change caused by the Due Diligence or any other acts or omissions of the Purchaser Parties.

Purchaser agrees that, as soon as Purchaser has notice of the failure of a Purchaser's Condition Precedent, other than those Purchaser's Conditions Precedent set forth in (i) and (ii) above, Purchaser shall notify Seller thereof and Seller shall have ten (10) business days after the giving of such notice within which to cure such failure (no obligation to do so being implied hereby) and, if required, the Closing Date shall automatically be extended to the next business day occurring after such ten (10) business day period; provided, however, in no event shall the Closing Date be further extended unless Purchaser and Seller agree in writing to such extension. In the event each and all of the Purchaser's Conditions Precedent are not fully and completely satisfied or waived on or before the dates specified above or, if applicable, on the first business day occurring after the ten (10) business day cure period mentioned in the immediately preceding sentence (which shall not be further extended without Purchaser's and Seller's prior written agreement), unless caused by a breach by Purchaser (in which case Seller shall have the rights and remedies in Section
6.1 on account of such breach), Purchaser shall have the option to: (A) waive all or any of such Purchaser's Conditions Precedent and proceed with Closing; or
(B) terminate Purchaser's obligation to purchase the Property by written notice at or prior to the Closing Date, as extended pursuant to this Section 2.2, whereupon Purchaser's obligation to purchase and Seller's obligation to sell the Property shall be deemed, without additional notice, grace or further act of any party, to be automatically null and void and of no force or effect, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement and Purchaser shall be entitled to a refund of the Earnest Money in accordance with Section 3.5 unless the failure of any of Purchaser's Conditions Precedent to be satisfied is otherwise, or is caused by, a breach in any material respect of any of Purchaser's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, in which case Seller shall be entitled to the rights and remedies set forth in Section 6.1 on account of such breach. Seller shall have no liability for failing to satisfy any of the Purchaser's Conditions Precedent unless the failure to satisfy the same is otherwise, or is caused by, a breach in any material respect of any of Seller's express representations, warranties, covenants or obligations set forth in this Agreement or the Escrow Agreement existing beyond any applicable notice and cure period, whereupon Purchaser shall also be entitled to the rights and remedies set forth in Section 6.2 on account thereof. The Purchaser's Conditions Precedent set forth in this Section 2.2(b), and each of them, shall inure solely to the benefit of Purchaser, and no other Person, including Seller, shall have any right to waive or defer any of the conditions specified herein.

         SECTION 2.3 DUE DILIGENCE PERIOD.  Subject to the provisions of Section
2.4 and prior to the Due Diligence Termination Date, Purchaser shall be entitled to conduct such feasibility studies, due diligence activities, testing (including invasive testing within walls and pipes), inspections, investigations, tests and examinations of the Property, including the Leases and Contracts, as it deems necessary or appropriate and to examine and investigate to its full satisfaction all other facts, circumstances and matters as it deems relevant to the purchase and assumption of Seller's right, title, interest and Obligations from and after the Closing Date in or relating to the Property, including the Leases, Contracts, income and operating performance of the Property, the condition of the Property (including the physical condition and use of the Property, availability and adequacy of utilities, access, zoning, compliance with applicable laws, credit worthiness of Tenants, environmental conditions on and/or affecting the Property, and engineering and structural matters), title, survey matters, and any other matters it deems necessary or appropriate for purposes of entering into and consummating the Agreement (all such studies, due diligence activities, reviews, testing, inspections, investigations, tests and examinations, whether occurring prior or subsequent to the date hereof, are collectively referred to herein as the "Due Diligence"). Pursuant to the terms hereof and prior to entering into this Agreement, Seller has provided to Purchaser copies of the documents listed on the attached Exhibit T, receipt of which is hereby acknowledged by Purchaser. Upon or prior to the Effective Date, if and to the extent in the possession of Seller or Property Manager, Seller agrees to make available to Purchaser at the offices of Property Manager and/or the Property, for inspection, copying and review by the Purchaser Parties, at Purchaser's sole cost and expense, the documents listed on the attached Exhibit U. Each and all of the documents listed on the attached Exhibits T and U shall be deemed to be Evaluation Materials and treated in accordance with the terms hereof. To the extent any document or information listed on Exhibit U is not already in existence in the possession of or maintained or prepared by or on behalf of Seller, Seller shall have no obligation to cause such documents or information to be obtained, prepared and/or maintained and provided to Purchaser. If Purchaser is satisfied with the results of its Due Diligence, Purchaser shall give written notice to Seller of its unqualified election to proceed to Closing on or before the Due Diligence Termination Date. In the event Purchaser is not satisfied with the results of its Due Diligence for any reason or no reason whatsoever, Purchaser' sole remedy shall be to either: (a) waive such matters and elect to proceed to Closing, without offset or adjustment (unless expressly agreed to in writing by a written amendment to this Agreement fully executed by the Seller and Purchaser prior to the Due Diligence Termination Date), or (b) terminate this Agreement by giving notice of its election not to proceed to Closing or failing to give notice of its election to proceed to Closing as aforesaid. In the event Purchaser gives notice of its election not to proceed to Closing or fails to give notice of its election to proceed to Closing as aforesaid, this Agreement shall automatically terminate on the Due Diligence Termination Date without further notice or action of either party, in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to a refund of the Earnest Money in accordance with Section
3.5. Seller shall cooperate in making Information, individuals and materials available, including all files (excluding: (i) materials, correspondence and other documents provided to, received from, exchanged with or relating in any way to prospective purchasers, prospective purchaser lists and marketing information, valuations and appraisals, and internal analyses and communications (of whatsoever form or nature) of the Seller Parties and other materials relating to the marketing and possible sale of the Property, and (ii) communications or other Information prepared by or exchanged with legal counsel (whether internal or external) of the Seller Parties (including any work product and any Information prepared in anticipation of litigation) and related confidential information of the Seller Parties), in accordance with Section 2.4.

         SECTION 2.4 DUE DILIGENCE CONDITIONS. Purchaser's right to conduct Due Diligence is expressly conditioned upon, and Purchaser, for itself and the Purchaser Parties, covenants and agrees that: (a) all Due Diligence shall be conducted by the Purchaser Parties in a manner which is not disruptive in any material respect to the Tenants or the normal operations of the Property; (b) the Purchaser Parties shall not enter upon the Property except during regular business hours for agreed upon purposes and subject to first coordinating such entry and access with Seller by giving at least One (1) business day prior written notice in advance and detailing the scope of the Due Diligence to be conducted, including any physically intrusive Due Diligence such as sampling of soils, other media, building materials or the like and whether or not Property Manager's presence is required; (c) the Purchaser Parties shall coordinate with Seller and shall not contact any of the Tenants or any parties to the Contracts or Other Contracts, without the prior consent of Seller and, at Seller's option, the presence of Property Manager at all times, and access to units occupied by Tenants shall be coordinated with Seller by giving at least One (1) business day prior written notice in advance thereof and shall be subject to the terms of the Tenants' respective Leases; (d) the Purchaser Parties shall at all times strictly comply with any and all procedures agreed to in this Section 2.4 for the Due Diligence and all laws, ordinances, rules and regulations applicable to the Property and shall not engage in any activities that would violate any permits, licenses, environmental, wetlands or other regulations pertaining to the Property; (e) Purchaser shall promptly, and no later than five (5) days after each entry on the Property, restore or repair, to Seller's reasonable satisfaction, any damage caused by the Due Diligence or other acts or omissions of any of the Purchaser Parties, provided however, Purchaser shall cause any invasive testing, including testing within walls and pipes, to be immediately repaired to Seller's satisfaction and shall specifically coordinate such testing and repairs in advance with Seller; (f) none of the Purchaser Parties shall engage in any activities that would cause Seller's rights, title, interests or Obligations in or relating to the Property to be adversely affected in any way, including, without limitation, the assertion of any mechanic's liens, and Purchaser shall, without limitation, immediately remove and bond over any liens, notices and claims of liens or other matters affecting any of the foregoing which are caused by or arise out of the acts or omissions of the Purchaser Parties; (g) Purchaser shall maintain worker's compensation insurance covering all of its employees involved in such activities, and shall cause the Purchaser Parties entering upon the Property to maintain, at all times, comprehensive general liability insurance coverage in an amount not less than One Million Dollars ($1,000,000) or such other reasonable amount as Seller and Purchaser may agree upon from time to time, naming Seller as an additional insured, and worker's compensation insurance covering all employees involved in such activities, and shall prior to the date on which access or entry to the Property first occurs, provide Seller with evidence of such insurance coverage, which insurance shall be in a form and issued by a company reasonably satisfactory in all respects to Seller and shall not limit in any way Purchaser's obligations or liabilities hereunder; (h) all materials, documents and other Information, of whatsoever kind or nature, obtained by any of the Purchaser Parties in the course of conducting Due Diligence, whether or not provided by Seller (collectively, the "Evaluation Materials"), shall be treated as strictly confidential and shall not be disclosed, except (i) as may be required by law or a governmental agency, (ii) is readily available to the general public at the time of receipt by Purchaser, or (iii) subsequently becomes known to the general public through no fault or omission by any Person, to any Person without Seller's prior written consent, provided however, Purchaser may make disclosures to the Purchaser Parties and Purchaser's agents, professionals, consultants, investors, lenders, (including potential lenders), and attorneys for purposes of evaluating the prospective purchase so long as each such Person has first been advised of and agrees to respect the terms of this confidentiality agreement; (i) in the event Purchaser does not elect to proceed to Closing in accordance with Section 2.3 or terminates this Agreement pursuant to Sections 2.2(b) or 2.12, Purchaser shall promptly, and no later than five (5) days thereafter, return to Seller all Evaluation Materials provided to any of the Purchaser Parties by any of the Seller Parties; and (j) Purchaser shall bear all costs and expenses of its Due Diligence, including the Due Diligence conducted by any of the Purchaser Parties, and Seller shall have no obligation to pay for and/or reimburse any of the Purchaser Parties for any of such costs and expenses, whether or not Closing occurs hereunder, except as may be provided in Section 6.2. Purchaser hereby covenants and agrees to indemnify, defend and hold harmless Seller Parties from and against any and all liability, damage, loss, lien, expense, suit and claim, including reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy
Code) and expenses, whether arising out of injury or death to persons or damage to the Property or loss of any personal property or otherwise, caused by or arising out of: (i) a breach by any of the Purchaser Parties of the conditions, covenants and obligations set forth in this Section 2.4; and/or (ii) the Due Diligence conducted by the Purchaser Parties or other acts or omissions of the Purchaser Parties (but shall not be obligated to indemnify, defend or hold harmless the Seller Parties for their own acts or omissions or pre-existing conditions which Purchaser Parties have not contributed to or aggravated in any way). Purchaser's indemnity obligations shall not be limited by any workmen's compensation, benefits, disability or other similar laws.

         SECTION 2.5 PURCHASER'S INDEPENDENT INVESTIGATION. Purchaser hereby acknowledges and agrees that, in all cases except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing
Documents, the Seller makes no representations or warranties, express or implied, regarding the adequacy, accuracy, completeness or content of any Information or the suitability of such Information for any purpose and that the Seller Parties shall have no liability to Purchaser Parties, or any other Person claiming by, through or under any of them, arising out of the Information, or to any Person to whom any of them has disclosed any of the Information, or otherwise with respect thereto, and, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing
Documents, neither the Purchaser Parties, any person or entity claiming by, through or under any of them, nor any Person to whom any of such Information was disclosed by any of the foregoing, shall have or make any claims against any of the Seller Parties based upon any of the Information, including the adequacy, accuracy, completeness or content of any Information or the suitability of such Information for any purpose. Purchaser hereby acknowledges that, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents, as of the Closing (i) it shall be deemed to have relied solely on its own independent examination of the Property, including the Leases and Contracts, and the Obligations, and Due Diligence in consummating the purchase thereof in accordance with the terms of this Agreement, (ii) that Purchaser is assuming the risk of future changes in the applicable laws, and
(iii) that Purchaser has not relied on, is not entitled to rely on, and shall not rely on, and the Seller Parties are not liable for or bound by, any warranties or representations (none being so implied), statements (verbal or written), documents, reports, studies, Information or other materials made or provided by any of the Seller Parties or any other Person representing or purporting to represent or act on behalf of any of the Seller Parties. Further, Purchaser acknowledges that, except for the representations and warranties expressly set forth in this Agreement or in the Conveyancing Documents, no representations or warranties, express or implied, have been or shall be deemed to be made or provided by any of the Seller Parties, relating to any of the Information, Due Diligence or the Property, including the Leases and Contracts, the Obligations or otherwise, and Purchaser hereby acknowledges that no representations or warranties, either express or implied, have been or shall be deemed to be made by any of the Seller Parties (except as expressly set forth in this Agreement or in the Conveyancing Documents) with respect to any of the foregoing. To the extent any Person, including any surveyors, appraisers, title agents, Escrow Agent, Tenants, parties to Contracts or Other Contracts, Property Manager, Broker, attorneys or engineering or environmental consultants, any of the Seller Parties or any other Person, made any representations or warranties (except as expressly set forth in this Agreement or in the Conveyancing Documents) or any other statements (verbal or written) to Purchaser, or provided any documents, reports, studies, information or other materials, Purchaser acknowledges it shall have no claim or right of action against any of the Seller Parties arising therefrom, nor any right to rescind, revoke or terminate this Agreement or any of the transactions contemplated hereunder on account thereof except as expressly provided in Sections 2.3 and 6.2.

         SECTION 2.6 PROPERTY CONVEYED AS IS. In the event Purchaser elects to proceed to Closing in accordance with Section 2.3, Purchaser shall be deemed to be satisfied with and/or to have waived the results of the Due Diligence and to have accepted the Property, including the Leases and Contracts, and Obligations arising from and after Closing, "AS IS," "WHERE IS," and "WITH ALL FAULTS," including latent defects, without recourse to and without representation or warranty by Seller (except as otherwise expressly set forth in Sections 5.2 and 7.11 and in the Conveyancing Documents), express or implied, whether statutory or otherwise, and without any warranties of transfer (except as provided in Sections 5.2 and 7.11 or the Conveyancing Documents), merchantability or fitness for a particular, or Purchaser's intended, use or purposes. Provided Purchaser elects to proceed to Closing and subject to waiver or satisfaction of the condition precedent in Section 2.2(b)(iv), the Property, including the Leases and Contracts, and Obligations shall be conveyed subject to all easements, covenants, restrictions, title and survey exceptions and any matters affecting the Property as of the Closing Date, subject to Section 2.10; provided however, Seller shall deliver the Conveyancing Documents which it is required to deliver in accordance with Section 4.2. WITHOUT LIMITATION AND EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 5.2 AND 7.11 OR IN THE CONVEYANCING DOCUMENTS, SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF TRANSFER, QUALITY, FITNESS, MERCHANTABILITY OR OTHERWISE, RELATING TO THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS TO BE CONVEYED HEREUNDER AND ANY WARRANTIES ARISING UNDER ARTICLES 2 AND 3 (OR SIMILAR SECTIONS) OF THE UNIFORM COMMERCIAL CODE IN EFFECT IN THE JURISDICTIONS IN WHICH ANY OF THE PROPERTY IS LOCATED OR TO WHICH THIS AGREEMENT IS SUBJECT AND INCLUDING ALL WARRANTIES SET FORTH IN SECTIONS 2.314, 2.315 AND 3.417 OF THE TEXAS BUSINESS AND COMMERCE CODE AND/OR SECTIONS 2.314, 2.315 AND 3.417 OF TITLE 6 OF THE CONNECTICUT UNIFORM COMMERCIAL CODE. Except as otherwise expressly set forth in Sections 5.2 and 7.11, none of the representations of Seller set forth in this Agreement shall be deemed to survive Closing, and except as expressly set forth in Sections 5.2 and 7.11 and in the Conveyancing Documents, upon Closing, Purchaser shall be deemed to have accepted the Property, including the Leases and Contracts, and Obligations, unconditionally and with any and all (none being so implied) rights to rescind, set aside or avoid the transactions contemplated hereby or to seek a reduction, adjustment, offset or recovery of the Purchase Price (except for the adjustments and prorations required under Article III hereof), on the grounds of redhibition or otherwise, waived and relinquished. Except as otherwise provided in Sections 5.2, 6.2 and 6.3 or in the Conveyancing Documents, from and after the Closing, Purchaser shall have no, and hereby waives, any rights, claims and causes of action, whatsoever, against any of the Seller Parties for any manner, cause or thing arising from or relating to the Due Diligence, Information, Property, including the Leases and Contracts, and Obligations.

         SECTION 2.7 LEASING AND MANAGEMENT AGREEMENTS. Prior to Closing, and subject to the prorations to be made pursuant to Section 3.3(e), Seller shall terminate all leasing, brokerage and management agreements and Other Contracts currently in effect at the Property, including the management agreement with Property Manager, and shall timely pay and remain liable for payment of all amounts owing or other Obligations arising thereunder, if any, and hereby agrees to indemnify, hold harmless and defend Purchaser from and against any and all liabilities, claims and expenses, including reasonable attorneys' fees, arising from such termination or the Seller's failure to pay the same when due (except for amounts or other Obligations that arise out of the Purchaser Parties' Due Diligence or other acts or omissions of the Purchaser Parties, including for example, separate agreements for services, copies, etc. reached between any of the Purchaser Parties and Property Manager or other parties to the Contracts or Other Contracts, any damages to the Property or property of any of the Property Manager or other parties to the Contracts or Other Contracts, and injuries to the Property Manager or other parties to the Contracts or Other Contracts).

         SECTION 2.8 NEW CONTRACTS. For the period from the Effective Date to the Closing Date, Seller agrees not to enter into any new contract, including any contract for services or capital improvements, which shall survive Closing without first providing Purchaser with a copy of the same for Purchaser's review and approval, which approval prior to the Due Diligence Termination Date shall not be unreasonably withheld, conditioned or delayed by Purchaser. Purchaser shall be deemed automatically and irrevocably to have approved of any new contract (including any new amendment, renewal, expansion, assignment, or extension of an existing Contract) unless Purchaser notifies Seller in writing of its objection thereto, stating with specificity the reasons for such objection, within five (5) business days from Purchaser's receipt of a copy of same and related supporting information which Seller obtains in the ordinary course. For the period from the Effective Date to the Due Diligence Termination Date, Seller shall be entitled to enter into new Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Lease) and Contracts for any Lease-Up Costs associated therewith in the ordinary course pursuant to Section 2.11, and Purchaser shall be deemed automatically and irrevocably to have approved of any such new Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Lease) and any Lease-Up Costs associated therewith. For the period from the Due Diligence Termination Date to the Closing Date, Seller shall be entitled to enter into new Leases (including any new amendment, renewal, expansion, assignment,  sublease or  extension  of an  existing  Lease) so long as such new
Leases are in accordance with the Leasing Guidelines set forth on the attached Exhibit D, are for a term no greater than one (1) year from the Closing Date and are for residential purposes, and Contracts for any Lease-Up Costs associated therewith, and Purchaser shall be deemed automatically and irrevocably to have approved of any such new Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Lease) and any Lease-Up Costs associated therewith. During the period from the Due Diligence Termination Date to the Closing Date, Seller agrees not to enter into any new Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Leases) which are not in conformity with the Leasing Guidelines set forth on the attached Exhibit D, without first providing Purchaser with copies of the same for Purchaser's review and approval, and Purchaser shall be deemed automatically and irrevocably to have approved of any such new Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Leases), the Contracts for any Lease-Up Costs associated therewith, and any Lease-Up Costs associated therewith, unless Seller receives notice of Purchaser's objection thereto, stating with specificity the reasons for such objection, within one (1) business day from Purchaser's receipt of copies of same. All new contracts and Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Contract or Lease) approved or deemed approved pursuant to this Section shall automatically be deemed added to Exhibit P or Exhibit E, as applicable, and all new contracts and Leases (including any new amendment, renewal, expansion, assignment, sublease or extension of an existing Contract or Lease) approved or deemed approved pursuant to this Section, including any Lease-Up Costs associated therewith, shall be assigned to and assumed by Purchaser at Closing. Purchaser further hereby specifically approves the Contracts identified as "pending" on Exhibit P, if any. Seller may enter into Other Contracts (including any amendment, renewal, expansion, assignment, sublease or extension of Other Contracts) without restriction and such Other Contracts shall not be assigned to or assumed by Purchaser and shall be terminated without cost or liability to Purchaser, unless the parties otherwise agree in writing at Closing. Further, if, prior to the Due Diligence Termination Date, Purchaser objects to any new contract (including any new amendment, renewal, expansion, assignment, or extension of an existing Contract) submitted for its review and approval, Seller shall nonetheless be entitled to enter into the same prior to expiration of the Due Diligence Termination Date and Purchaser's sole remedy shall be to elect not to proceed to Closing in accordance with Section 2.3 and receive a refund of the Earnest Money pursuant to Section 3.5. If, after the Due Diligence

Termination Date and provided Purchaser has elected to proceed to Closing in accordance with Section 2.3, Purchaser objects to any new contract (including any such new amendment, renewal, expansion, assignment, or extension of an existing Contract) submitted for its review and approval, Seller shall not be entitled to enter into the same for the period from the Due Diligence Termination Date to the Closing Date, without the prior approval of the Purchaser, which may be withheld, conditioned or delayed in Purchaser's sole discretion.

         SECTION 2.9 TERMINATION OF CONTRACTS, OTHER CONTRACTS AND/OR LEASES. For the period from the Due Diligence Termination Date to the Closing Date, Seller agrees: (a) not to terminate any Contracts or Leases, except in accordance with the terms thereof, including upon default or expiration of the stated term thereof, or pursuant to Section 2.8; and (b) to terminate the Other Contracts at or prior to Closing, at no cost or expense to Purchaser.

         SECTION 2.10 NO NEW ENCUMBRANCES. For the period from the Effective Date to the Closing Date and except as otherwise provided in Sections 2.7 through 2.11, Seller shall not: (a) voluntarily convey all or any portion of the Property or any rights or interests therein, (b) enter into any new security document, easement or other agreement affecting title to all or any portion of or interest in the Property, other than Leases, Contracts or Other Contracts entered into pursuant to Sections 2.7, 2.8 and/or 2.9, or (c) amend any existing agreement granting to any Person any rights with respect to all or any portion of the Property or any interests therein (other than Leases, Contracts or Other Contracts entered into pursuant to Sections 2.7, 2.8 and/or 2.9), without the prior written approval of Purchaser, which approval shall not be unreasonably withheld, delayed or conditioned by Purchaser in respect of the matters referenced in (b) and (c) prior to the Due Diligence Termination Date and is in Purchaser's sole discretion after the Due Diligence Termination Date, provided Purchaser elects to proceed to Closing in accordance with Section 2.3. If prior to the Closing Date, all or any portion of the Property or any rights therein becomes subject to any monetary lien, including any judgment lien (but excluding any condemnation or eminent domain proceeding), Seller agrees to pay or discharge (including by bonding over the same) such monetary liens at or prior to Closing, provided such liens are not caused by the Due Diligence or other acts or omissions of the Purchaser Parties at Closing Escrow Agent shall cause the issuance of the Title Policy (as herein defined) to insure against such liens or otherwise exclude such liens on Schedule B of the Title Policy if such coverage is available in the State of Texas.

         SECTION 2.11 ORDINARY COURSE OF BUSINESS. For the period from the Effective Date to the Closing Date and except as contemplated by Sections 2.3 and 2.4 or 2.7 through 2.12, Seller agrees: (a) to manage, operate and lease the Property, or cause the Property to be managed, operated and leased, in the ordinary and usual manner in which the Seller and Property Manager conducted their business prior to entering into this Agreement, provided however, it is understood and agreed that Seller shall not be obligated to undertake any capital repairs (other than maintenance in the ordinary course) or improvements, whether or not reflected in the budget for the Property; (b) to maintain its existing insurance coverage and policy(ies) in place and provide to Purchaser copies of the certificate(s) of insurance relating thereto; (c) not to dispose of any portion of the Personal Property identified on Exhibit S (other than inventory and supplies used or sold in the normal course of business), unless replaced with an item of equal or greater value, quality or utility; (d) not to take any affirmative actions to modify the zoning applicable to the Property; and (e) to promptly provide Purchaser with copies of all written notices which it receives from and after the date hereof from any Governmental Authorities of violations of any statutes, laws, ordinances, rules or legal regulations applicable to the Property.

         SECTION 2.12 CASUALTY/CONDEMNATION. In the event any condemnation or eminent domain proceedings are initiated prior to the Closing which might result in the taking of all or any portion of the Property or the use thereof or any fire, flood, explosion, accident or other casualty occurs which damages or destroys all or any material portion of the Property, then Purchaser may elect to: (a) proceed to Closing without adjustment or offset to the Purchase Price (except for an adjustment to the Purchase Price upon the occurrence of a casualty in an amount equal to the lesser of (i) the estimated reasonable, out-of-pocket cost to repair the physical damages to the Property caused by such casualty, or (ii) the deductible under Seller's insurance policy relating to such physical damages to the Property), in which event Seller shall assign at Closing all of its right, title and interest in and to, and deliver at Closing if received prior thereto or following Closing if and when received thereafter, such insurance and/or condemnation proceeds, if any, as the same are paid or payable on account of such condemnation or casualty, except that proceeds on account of rental and/or business interruption coverage or losses shall be prorated as of the Closing Date when collected, and less and except amounts previously expended by Seller to repair such damages; or (b) terminate this Agreement by written notice to Seller within ten (10) days after Purchaser receives notice of any such casualty or condemnation (but no later than the Closing Date), in which event neither Seller nor Purchaser shall have any further rights or obligations hereunder or relating hereto, except pursuant to such provisions hereof as survive termination of this Agreement, and Purchaser shall be entitled to a refund of the Earnest Money in accordance with Section
3.5. In no event shall Seller have any obligation to repair or restore the Property or any portion thereof. The term "material" as used herein shall mean a casualty for which the cost to repair or restore the damage arising therefrom is reasonably determined by Purchaser to be in excess of the deductible under Seller's insurance policy relating to such damage or a condemnation which Purchaser and Seller reasonably determine adversely affects the Property. In the event of any condemnation or casualty which is not material, Purchaser shall be deemed to have elected the rights and remedy in subparagraph (a) above.

         ARTICLE III   PURCHASE PRICE; CLOSING ADJUSTMENTS

         SECTION 3.1 EARNEST MONEY; PURCHASE PRICE.

               (a) EARNEST MONEY. As an express condition precedent to the effectiveness of this Agreement, the Earnest Money shall be deposited by Purchaser with Escrow Agent, to be held as Earnest Money for the benefit of Seller, subject to the provisions of Section 3.5. The Earnest Money shall be paid by Purchaser (and no other Person) in immediately available funds, in lawful money of the United States of America, which shall be legal tender for all debts and dues, public and private at the time of payment. The Earnest Money shall be held and disbursed by Escrow Agent in accordance with the terms of the Earnest Money Trust Agreement and this Agreement. The Earnest Money shall be applied against payment of the Purchase Price on the Closing Date in accordance with the terms of this Agreement, subject to Section 3.5.

               (b) PURCHASE PRICE. In consideration of and as a condition precedent to Seller's conveyance of the Property, Purchaser shall pay to Seller the aggregate purchase price of FIVE MILLION EIGHT HUNDRED SEVENTEEN THOUSAND AND NO/100 United States Dollars ($5,817,000) ("Purchase Price"), adjusted to account for the Earnest Money and all prorations, credits and adjustments pursuant to the terms of this Agreement, together with any and all other sums that are to be paid by Purchaser pursuant to this Agreement, including the costs and expenses identified in Sections 3.2 and 3.3 and all other amounts shown as payable by Purchaser on the Settlement Statement on the Closing Date. The Purchase Price (subject to the adjustments and prorations in this Article III), together with any and all other sums to be paid to Seller at Closing by Purchaser in connection with this Agreement, shall be paid to Seller by Purchaser (and no other Person other than Escrow Agent pursuant to the Escrow Agreement) in immediately available funds, in lawful money of the United States of America, which shall be legal tender for all debts and dues, public and private, at the time of payment. All such funds shall be deposited by Purchaser with Escrow Agent on or prior to the Closing Date, to be held in escrow and disbursed pursuant to the terms of the Escrow Agreement.

               (c) INDEPENDENT CONTRACT CONSIDERATION. Contemporaneously with Purchaser's execution of this Agreement, Purchaser shall deliver directly to Seller a check in the amount of One Hundred and No/100 United States Dollars ($100.00) (the "Independent Contract Consideration"), which amount the parties have bargained for and agreed to as independent consideration for Seller's execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration and payment retained by Seller under any other provision of this Agreement, including, without limitation, the Earnest Money. The Independent Contract Consideration is fully vested in Seller immediately upon its receipt thereof and is nonrefundable under all circumstances, notwithstanding any other provision of this Agreement.

         SECTION 3.2 CLOSING COSTS. Purchaser shall pay all costs and expenses incurred by it and/or the Purchaser Parties associated with the Due Diligence and any other investigations of the Purchaser Parties, and/or the purchase and sale contemplated hereunder, including any and all environmental assessments and reports, amounts owed to Broker, structural and engineering inspections, surveys, title updates and insurance premiums (including the cost of any special endorsements relating thereto, including, without limitation, any charge for "survey deletion" coverage but excluding the "base" title policy insurance premium), Purchaser's attorneys' fees and expenses, and all costs and expenses of obtaining any Financing that Purchaser may elect to obtain (including any fees, financing costs, and transfer and recordation taxes and recording fees in connection therewith and all escrow, settlement, handling and/or other fees and expenses to be paid to Escrow Agent in connection with any Financing); provided however, Seller agrees to pay at Closing the base title insurance premium for issuance of an owner's title policy in the amount of the Purchase Price, on the standard form in use in the State of Texas, and one-half (1/2) of the cost to update the existing survey. Seller shall pay all costs and expenses incurred by it and/or the Seller Parties associated with the purchase and sale contemplated hereunder, including Seller's attorneys' fees and expenses. Seller shall also pay one-half (1/2) of the cost to update the existing survey. Purchaser and Seller shall each pay one-half (1/2) of all state and local transfer and recordation taxes (whether grantor or grantee), if any, and recording fees applicable to the sale and one-half (1/2) of any escrow, settlement, handling and/or other fees and expenses to be paid to Escrow Agent in connection with the Escrow Agreement and the Earnest Money Trust Agreement. All such costs and expenses shall be paid in full on or prior to the Closing Date, unless otherwise agreed to and specified by the parties in the Settlement Statement.

         SECTION 3.3 PRORATIONS AND ADJUSTMENTS. Prorations and adjustments shall be made between Purchaser and Seller, and shall be set forth in the Settlement Statement agreed to by the parties on or prior to the Closing Date, in accordance with Sections 3.3(a) through (e) below, to the extent ascertainable at or prior to Closing. To the extent not so ascertainable, Purchaser and Seller shall estimate at Closing and finalize prorations and adjustments to the Purchase Price after Closing in the case of the prorations and adjustments described in:
(i) Sections 3.3(a) through (e), to the extent reasonably ascertainable, by no later than six (6) months from the date hereof, and (ii) Section 3.3(f), to the extent reasonably ascertainable, no later than one (1) year from the date hereof. Notwithstanding the foregoing, the parties understand and agree that finalizing prorations and adjustments to the Purchase Price as aforesaid shall not be deemed to relieve any party for obligations and liabilities retained, assumed or assigned pursuant to this Agreement or in any of the Conveyancing Documents, including the respective obligations and liabilities under this Section or Section 3.4. Unless otherwise stated hereafter, all prorations and adjustments shall be made on a per diem basis, with Seller responsible for the number of days in the applicable period up to the Closing Date and Purchaser responsible for the Closing Date and all days thereafter. Any amount which Purchaser is obligated to pay in accordance with the prorations provided below:
(A) which has been paid by Seller as of the Closing Date, or will be paid outside Closing by Seller in the event the invoices for same are received by Seller after five (5) business days prior to the Closing Date, at Seller's election, shall be reimbursed by Purchaser or treated as a credit in favor of Seller on the Closing Date, and thereafter Seller shall be solely responsible for making such payment; or (B) which has not been and will not be paid by Seller as of the Closing Date as set forth in this Agreement or otherwise agreed upon between Seller and Purchaser shall be assumed by and become the sole responsibility of Purchaser and no adjustment shall be made at Closing for same. Any amount which Seller is obligated to pay in accordance with the prorations provided below which has not been paid as of the Closing Date shall: (1) be treated as a credit in favor of Purchaser on the Closing Date and Purchaser shall assume and be solely responsible for making such payment; or (2) at Seller's option in the event the invoices for same are received by Seller after five (5) business days prior to the Closing Date, shall be paid by Seller outside Closing and Seller shall be solely responsible for timely making such payment. Each party agrees to provide the other with written evidence of payment of such amounts upon request.

               (a) TAXES. All real estate taxes, municipal charges (including front foot benefit, utility, vault, water, sewer and service charges or fees) and installments of special assessments, whether assessed by the state, county, township, school district or any other Governmental Authority having jurisdiction over the Property, payable (whether or not prepaid by Seller) shall be prorated as of the Closing Date between Purchaser and Seller based on actual bills for 1997 and/or, to the extent available, 1998, with a final adjustment of the foregoing impositions for 1998, if necessary, to be made following Closing upon receipt of actual bills for 1998. Any discount arising from any prepayment of such taxes and/or assessments shall be prorated as of the Closing Date between Seller and Purchaser.

               (b) INCOME. All Rents and any other prepaid income (specifically excluding any insurance and/or condemnation proceeds but including income generated from service contracts) collected by Seller prior to Closing shall be prorated as of the Closing Date between Purchaser and Seller, with Seller entitled to all Rents and other prepaid income allocable to the period prior to the Closing Date and Purchaser entitled to all Rents and other prepaid income allocable to the Closing Date and all days thereafter. With respect to security deposits, Purchaser shall receive at Closing a credit for all outstanding security deposits under the Leases as of the Closing Date (and not previously applied by Seller under the Leases), together with such interest, if any, as may be due thereon to Tenants as of the Closing Date under the express terms of the Leases or, if greater and required, applicable law. From and after Closing, all such security deposits so credited to Purchaser shall thereafter be deemed transferred to Purchaser and Purchaser shall assume and be solely responsible for the payment of such security deposits to Tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain, and/or if assigned to Purchaser receive a credit for, any utility deposits and any deposits with third parties under any of the Contracts and Other Contracts. Notwithstanding any provision of this Agreement or any of the Conveyancing Documents executed and delivered pursuant hereto, Seller shall retain all rights to refunds, accounts receivable, accrued and unpaid claims, causes of action and rights of reimbursement from third parties (other than amounts under the Contracts and Rents under the Leases which shall be prorated as aforesaid), and any other claims for payment Seller may have to the extent arising or relating to the period prior to Closing (collectively, the "Reserved Claims").

               (c) EXPENSES. All payments under the Contracts and payments for utilities, common area and other operating and maintenance expenses and charges, fuel oil, expenses and charges, permit fees, if assignable, license fees, if assignable, and any accrued or prepaid expenses relating to the Property (excluding insurance premiums) shall be prorated as of the Closing Date between Purchaser and Seller. Purchaser shall make arrangements, at its sole expense, to have all utilities, other than those utilities in the names of Tenants, transferred directly to its account as of the Closing Date, and Seller shall cooperate with Purchaser in arranging such transfer.

               (d) UNCOLLECTED  RENTS.  All  Uncollected  Rents allocable to the period prior to Closing shall remain the property of Seller, and Purchaser shall be entitled to all Uncollected Rents allocable to the period from and after Closing. No proration with respect to Uncollected Rents shall be made at Closing, provided however, Purchaser shall use reasonable efforts to collect the same (which efforts need not include litigation, arbitration or administrative proceedings and shall not obligate Purchaser to incur any out-of-pocket costs) and all Uncollected Rents collected by Purchaser following Closing shall be prorated as of the Closing Date, as and when collected as hereinafter provided. In the event Purchaser collects any Rents (including in the definition thereof for purposes of this subparagraph, Uncollected Rents) after Closing from a Tenant that owes Uncollected Rents, Purchaser shall be entitled first to deduct therefrom (i) reasonable costs of collection, (ii) unpaid Rents attributable to the month in which such Rents are received, and (iii) any delinquent Rents owed by such Tenant to Purchaser, in reverse order of delinquency, and then shall remit the amount of the Uncollected Rents due to Seller, which are attributable to the period prior to the Closing Date, within thirty (30) days after receipt. Upon request, Purchaser shall advise Seller of all Purchaser's efforts to bill for and collect Uncollected Rents. From and after Closing, Seller agrees not to commence any litigation against any Tenants for purposes of collecting Uncollected Rents or to seek to dispossess any Tenants; provided however, Seller shall be fully entitled to pursue and defend any legal actions (including commencing litigation and/or actions for reimbursement, contribution, defense and indemnity) against any Tenant in connection with any claim, demand, suit or other legal action of Purchaser, any third party and/or any Governmental Authority and/or concerning any matters unrelated to the Property in its name and not in the name of Purchaser.

               (e)  LEASE-UP  COSTS.   Purchaser  shall  assume  and  be  solely
responsible for all Lease-Up Costs allocable to the period from and after Closing (prorated and determined on the basis of the remaining term of the Lease) for Leases (including any amendments, renewals, expansions or extensions of existing Leases) that are executed by Seller in accordance with the provisions of Section 2.8 from and after the Effective Date, including any Contracts, leasing agreements and brokerage agreements relating to same (whether or not such Contracts or agreements are terminated or assigned to Purchaser) and notwithstanding that the Lease to which such amendment, renewal, expansion, option or extension relates was executed prior to the Effective Date but in any event said Purchaser responsibility described in this sentence shall not exceed $2,000.00. Seller shall supply, on or before the Closing Date, invoices and statements for all Lease-Up Costs for which it is entitled to receive a credit at Closing. From and after Closing, Purchaser shall be solely responsible for the payment of all Lease-Up Costs payable in connection with any Leases (including any amendments, renewals, expansions or extensions of existing Leases) occurring or arising under the Leases, whether executed before (but limited to said $2,000 amount) or after the Closing Date. To the extent of any inconsistency with the provisions of Section 2.7, the terms of this provision shall control.

               (f) TAX PROTESTS. Notwithstanding any provision in this Agreement to the contrary, any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property ("Protest Proceedings"): (i) for all tax periods occurring prior to the applicable tax period in which Closing occurs, shall be retained by and paid exclusively to Seller; and (ii) for the applicable tax period in which Closing occurs, shall be prorated as of the Closing Date after reimbursement to Seller and Purchaser, as applicable, for all fees, expenses and costs (including reasonable attorneys' and consultants' fees) incurred by Seller or Purchaser, as applicable, in connection with the Protest Proceedings, such that Seller shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Purchaser shall retain and be paid that portion of such tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Purchaser shall settle any Protest Proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. Purchaser and Seller shall cooperate in the pursuit of any Protest Proceedings and in responding to reasonable requests of the other for information concerning the status of, and otherwise relating to, such Protest Proceedings, provided however, neither party shall be obligated to incur any non-de minimis out-of-pocket fees, costs and expenses in responding to the requests of the other. Notwithstanding anything to the contrary, Purchaser shall not be responsible for any fees incurred by Seller in connection with any Protest Proceedings.

         Seller and Purchaser shall endeavor to prepare a statement detailing the prorations and adjustments estimated to be due as of the Closing Date pursuant to this Section no later than five (5) days prior to the Closing Date. Purchaser and Seller hereby acknowledge and agree that, except for the adjustments being made pursuant to this Section 3.3, the sums to be paid pursuant to Section 3.2 and the adjustments, if any, to be made pursuant to
Section 2.12 upon the occurrence of a casualty or condemnation prior to Closing, no other adjustments shall be made to the Purchase Price.

         SECTION  3.4 POST-CLOSING INSPECTION, VERIFICATION AND ADJUSTMENTS.

               (a)  PURCHASER  COOPERATION.  On or  before  February  16,  1999,
Purchaser shall deliver or cause to be delivered a detailed certified statement(s) verifying collections and remittances required pursuant to this Agreement relating to Seller's prior ownership of the Property certified by the current property manager of the Property that the contents in such statement(s) are in all respects true and correct. The Seller Parties shall keep all information obtained pursuant to this Section in confidence, except to the extent required to defend or prosecute any litigation arising out of or related to their prior ownership of the Property (including Protest Proceedings and the Reserved Claims) or for purposes of disclosure to investors or otherwise required by law.

               (b) SELLER COOPERATION. Following Closing and until February 16, 1999, the Seller Parties shall, upon request, give the Purchaser Parties and their respective agents and contractors, reasonable access to Seller's books and records, at Seller's offices, for purposes of verifying collections and remittances required pursuant to this Agreement, at reasonable times and upon reasonable advance notice to Seller (recognizing such books and records may be in storage). The Purchaser Parties shall keep all information obtained pursuant to this Section in confidence, except to the extent required to defend or prosecute any litigation arising out of or related to the collections and remittances required pursuant hereto or for purposes of disclosure to investors or lenders (both existing and prospective) or otherwise required by law.

               (c) RESERVED CLAIMS. Notwithstanding any other provisions of this Agreement, Seller hereby reserves and retains, exclusively for itself, the Reserved Claims, and all rights, title and interests therein and benefits thereof, at law and/or in equity, and nothing herein shall be deemed to limit or impair in any respect Seller's rights and entitlement to independently enforce any of the Reserved Claims by such means as Seller deems necessary or appropriate, which may include the commencement of legal proceedings (other than against Tenants for purposes of collecting Uncollected Rents). Purchaser is not entitled to, and Purchaser agrees that it shall not, waive, discharge or modify any of the rights, title, interests, benefits and other provisions of the Reserved Claims, or attempt to do any of the foregoing.

               (d) REMITTANCE OF FUNDS. Following Closing, each of Seller and Purchaser agrees to promptly remit any amounts collected or received by it to which the other may be entitled under the terms of Sections 3.3 and 3.4(c), whether or not such amounts consist of Uncollected Rents (including accounts receivable) or Reserved Claims.

         SECTION 3.5 APPLICATION OF EARNEST MONEY. The Earnest Money shall be held and disbursed and/or credited against the Purchase Price in accordance with the terms of the Earnest Money Trust Agreement and the provisions of this Agreement, including the provisions of this Agreement. Seller, Purchaser and Escrow Agent shall execute the Earnest Money Trust Agreement contemporaneously with the execution of this Agreement and Purchaser's deposit of the Earnest Money with Escrow Agent.

                   ARTICLE IV CLOSING; CONVEYANCING DOCUMENTS

         SECTION 4.1 CLOSING ESCROW. On or prior to the Closing Date, all Conveyancing Documents and funds required for Closing, including the Purchase Price, shall be placed in escrow pursuant to the terms of the Escrow Agreement. Closing shall not be deemed to have occurred and the Conveyancing Documents placed in escrow shall not be deemed effective unless and until: (a) each and all of the Seller's Conditions Precedent and Purchaser's Conditions Precedent have been fully and completely satisfied or waived, strictly in accordance with the terms hereof; and (b) the Conveyancing Documents have been delivered out of escrow and the funds disbursed, including payment of the Purchase Price to Seller, by Escrow Agent in accordance with the terms of the Escrow Agreement. Closing shall occur on or prior to the Closing Date at the offices of Andrews & Kurth L.L.P., 1717 Main Street, Suite 3700, Dallas, Texas or such other place as may be mutually agreed to by the parties. The risk of loss of the Property shall be borne by the Seller until the release of the Conveyancing Documents from escrow at Closing, except as otherwise specifically set forth in this Agreement.

         SECTION 4.2 CONVEYANCING DOCUMENTS. On or prior to the Closing Date, the following documents necessary for Closing (collectively, the "Conveyancing Documents") shall be executed and/or delivered to Escrow Agent or as otherwise hereinafter provided by the applicable parties designated in Sections 4.2(a) through (k) below, to be held in escrow pursuant to the terms of the Escrow Agreement. All Conveyancing Documents shall be substantially in the forms of the Exhibits referenced hereinafter.

               (a) DEED. Deed, in the form attached as Exhibit F, shall be properly executed and delivered into escrow by Seller, in recordable form, for purposes of conveying the Property (other than the Leases, Contracts and Personal Property) to Purchaser as contemplated hereunder.

               (b) BILL OF SALE. Bill of Sale, in the form attached as Exhibit G, shall be properly executed and delivered into escrow by Seller for purposes of conveying the Personal Property to Purchaser as contemplated hereunder.

               (c) ASSIGNMENT OF LEASES. Assignment of Leases, in the form attached as Exhibit H, shall be properly executed and delivered into escrow by Seller, as assignor, and by Purchaser, as assignee, for purposes of the assignment to and assumption by Purchaser of the Leases (including security deposits) as contemplated hereunder.

               (d) ASSIGNMENT OF CONTRACT RIGHTS. Assignment of Contract Rights, in the form attached as Exhibit I, shall be properly executed and delivered into escrow by Seller, as assignor, and by Purchaser, as assignee, for purposes of the assignment to and assumption by Purchaser of the Contracts as contemplated hereunder.

               (e) SETTLEMENT STATEMENT. The Settlement Statement, on the basic format attached hereto as Exhibit J, shall be properly executed and delivered into escrow by Seller and Purchaser, setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder.

               (f) TENANT NOTICES. A Tenant Notice, in the form attached as Exhibit K, shall be properly executed and delivered into escrow by Seller and Purchaser for purposes of notifying all Tenants of the assignment to and assumption by Purchaser of the Leases as contemplated hereunder.

               (g) FIRPTA AFFIDAVIT. A FIRPTA Affidavit, in the form attached as Exhibit L, shall be properly executed and delivered into escrow by Seller.

               (h) CONTRACTOR NOTICES. A Contractor Notice, in the form attached as Exhibit M, shall be properly executed and delivered into escrow by Seller and Purchaser for purposes of notifying all parties under the Contracts of the assignment to and assumption by Purchaser of the Contracts as contemplated hereunder.

               (i) SELLER'S AFFIDAVIT. A Seller's Affidavit, in the form attached as Exhibit N, shall be properly executed and delivered into escrow by Seller.

               (j) TRANSFER DECLARATIONS. All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of the deed shall be properly executed and delivered into escrow by Seller and/or Purchaser, as applicable.

               (k) MISCELLANEOUS. Such other documents and instruments as the parties may agree in writing shall be executed and/or delivered into escrow.

At the Closing, Seller will cause to be delivered to Purchaser (i) a dated and executed commitment for the issuance of an owner's policy of the title insurance in the amount of the purchase price referenced on settlement statements approved by Seller and Purchaser and on the standard form in use in the State of Texas insuring good and indefeasible fee simple title to the parcel of land described on Exhibit A, subject to the standard printed exceptions and the Permitted Exceptions (as herein defined), (ii) "Bills Paid Affidavit" on the Escrow Agent's standard form, as revised by Seller and in form and substance acceptable to Seller verifying to Seller's knowledge that there are no unpaid bills or claims for labor performed or materials furnished to the Property prior to the Closing Date other than those incurred in the ordinary course of business,(iii) a rent roll report in the form of that certain "Rent Roll Report" referenced in Exhibit T, and (iv) Audit Letter executed by First Worthing Company Limited in the form of Exhibit V.

         Immediately following Closing, Seller shall deliver possession of the Property and all keys to the Property (to the extent in the possession of Seller or Property Manager) to Purchaser. Originals or, if originals are not available, copies, of all Leases and Contracts, together with the additional documents, if any, mutually agreed to by Seller and Purchaser, to the extent in Seller's possession or under its control, shall be held at the Property and delivered with possession of the Property. Promptly following Closing, Purchaser shall be responsible for delivering all Contractor Notices to parties to the Contracts and Tenant Notices to Tenants and shall within five (5) business days after Closing deliver copies thereof to Seller. Promptly following Closing, Seller shall deliver copies of terminations of the Other Contracts to the extent such terminations are accomplished by Seller by written notice to the parties thereto and Seller shall deliver copies thereof to Purchaser at Closing.

                    ARTICLE V REPRESENTATIONS AND WARRANTIES

         SECTION 5.1 REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser hereby makes the following representations and warranties for the benefit of Seller as of the date hereof and the Closing Date, each of which representations and warranties shall survive Closing of the transactions contemplated hereby:

               (a) CORPORATE STATUS. Purchaser is a corporation duly organized and validly existing under the laws of the State of Virginia and is in good standing and duly qualified to do business in the States of Virginia and Texas.

               (b) POWER AND AUTHORITY. Purchaser has full power and authority to enter into and perform this Agreement, the documents and certificates to be executed and delivered by Purchaser pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. Purchaser has, by all necessary action, validly authorized the execution, delivery and performance of this Agreement, the documents and certificates to be executed and delivered by Purchaser in connection herewith, and the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof, and the performance and assumption by Purchaser of each and all of Purchaser's covenants, obligations, liabilities and duties under and with respect to the Leases and Contracts pursuant hereto in accordance with the respective terms thereof. The individual(s) executing this Agreement, and each of the other documents and certificates to be executed and delivered in connection herewith, on behalf of Purchaser ("Authorized Signatories") is(are) competent, duly appointed and authorized officer(s) and/or agents of Purchaser, with full legal capacity, power and authority, acting alone, to act on behalf of and bind Purchaser in all respects.

               (c) AGREEMENT BINDING. This Agreement and each of the documents and certificates executed or to be executed and delivered by Purchaser, and/or the Authorized Signatories in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of and enforceable against Purchaser in accordance with the terms hereof and thereof.

               (d) ACTIONS AGAINST PURCHASER. Purchaser has no actual knowledge of any action, proceeding, investigation or Insolvency Proceeding pending or threatened in writing against Purchaser or any of the other Purchaser Parties before any Governmental Authority which would affect or impair in any respect Purchaser's ability to consummate the transactions contemplated hereby.

               (e)  NO  CONFLICTING   ORDERS.   The   execution,   delivery  and
performance by Purchaser of this Agreement and each of the documents and certificates to be executed and delivered by Purchaser pursuant hereto do not violate any of the terms, conditions or provisions of any judgment, order, injunction or decree of any Governmental Authority to which Purchaser is subject. No consent, waiver or approval of any Person, which has not already been obtained, is required in connection with the execution, delivery and performance by Purchaser of this Agreement and each of the documents and instruments to be executed and delivered by Purchaser pursuant hereto, except as may be set forth in the Contracts or Leases.

               (f) SOLVENCY; NO FRAUDULENT CONVEYANCE. Purchaser is not Insolvent and will not become Insolvent as a result of entering into and consummating this Agreement and the purchase of the Property, including the Leases and Contracts, and the Obligations in accordance with the terms hereof, nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Purchaser with any intent to hinder, delay or defraud any creditors to which Purchaser is or becomes indebted. Purchaser is not engaged in business or any transactions, including the transactions contemplated hereunder, or about to engage in any business or transactions, for which any remaining property of Purchaser is unreasonably small capital, nor does Purchaser intend to incur or believe that it will incur, debts that would be beyond its ability to pay as such debts matured. Purchaser acknowledges that it is receiving new, fair, reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement, and affirmatively represents that its entry into this Agreement and consummation of the transactions contemplated hereby does not constitute a fraudulent conveyance or preferential transfer under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.

         SECTION 5.2 REPRESENTATIONS AND WARRANTIES BY SELLER. Seller hereby makes the representations and warranties in Sections 5.2(a) through (g) for the benefit of Purchaser as of the date hereof and the Closing Date, each of which shall be deemed to survive the Closing of the transactions contemplated hereby. Seller further hereby makes the representations and warranties in Sections 5.2(h) through 5.2(k) as of the date hereof or the date referenced therein only, and likewise such representations and warranties shall not be or be deemed to be continuing. A representation or warranty in Sections 5.2(h) through 5.2(k) (or portion thereof) shall survive Closing for the Survival Period (hereinafter defined) if and only to the extent that Purchaser could not determine the truth or accuracy of such representation or warranty (or applicable portion thereof) prior to Closing and otherwise shall not survive, and shall be deemed terminated as of, the Closing:

               (a) CORPORATE STATUS. Seller is a corporation, duly organized and validly existing under the laws of the State of Connecticut and is in good standing and licensed to do business under the laws of the State of Connecticut and Texas.

               (b) POWER AND AUTHORITY. Seller has full power and authority to enter into and perform this Agreement, the documents and certificates to be executed and delivered by Seller pursuant hereto, and each and all of the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof. Seller has, by all necessary action, validly authorized the execution, delivery and performance of this Agreement, the documents and certificates to be executed and delivered by Seller in connection herewith, and the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof, and the performance and assignment by Seller of each and all of Seller's covenants, obligations, liabilities and duties under and with respect to the Leases and Contracts pursuant hereto in accordance with the respective terms thereof. The individual(s) executing this Agreement, and each of the other documents and certificates to be executed and delivered in connection herewith, on behalf of Seller is(are) competent, duly appointed and authorized officer(s) of Seller, with full legal capacity, power and authority, acting alone, to act on behalf of and bind Seller in all respects.

               (c) AGREEMENT BINDING. This Agreement and each of the documents and certificates executed or to be executed and delivered by Seller in connection herewith are, or will be when executed and delivered, the legal, valid and binding obligations of and enforceable against Seller in accordance with the terms hereof and thereof.

               (d) ACTIONS AGAINST SELLER. To Seller's knowledge, there is no action, proceeding, investigation or Insolvency Proceeding pending or threatened in writing against Seller or any of the other Seller Parties before any Governmental Authority relating to the Property or which would affect or impair in any respect Seller's ability to consummate the transactions contemplated hereby.

               (e) SELLER NOT A "FOREIGN PERSON." Seller is not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code, as amended, and the regulations promulgated thereunder, or Seller shall otherwise comply with the provisions thereof.

               (f) SOLVENCY; NO FRAUDULENT CONVEYANCE. Seller is not Insolvent and will not become Insolvent as a result of entering into and consummating this Agreement and the sale of the Property, including the Leases and Contracts, and the Obligations in accordance with the terms hereof, nor are the transfers to be made hereunder or obligations incurred in connection herewith made or incurred by Seller with any intent to hinder, delay or defraud any creditors to which Seller is or becomes indebted. Seller is not engaged in business or any transactions, including the transactions contemplated hereunder, or about to engage in any business or transactions, for which any remaining property of Seller is unreasonably small capital, nor does Seller intend to incur or believe that it will incur, debts that would be beyond its ability to pay as such debts matured. Seller acknowledges that it is receiving new, fair, reasonably equivalent value in exchange for the transfers and obligations contemplated by this Agreement, and affirmatively represents that its entry into this Agreement and consummation of the transactions contemplated hereby does not constitute a fraudulent conveyance or preferential transfer as to Seller under the Bankruptcy Code or any other federal, state or local laws affecting the rights of creditors generally.

               (g) NO CONFLICTING ORDERS. The execution, delivery and performance by Seller of this Agreement and each of the documents and certificates to be executed and delivered by Seller pursuant hereto do not violate any of the terms, conditions or provisions of any judgment, order, injunction or decree of any Governmental Authority to which Seller is subject. No consent, waiver or approval of any Person, which has not already been obtained, is required in connection with the execution, delivery and performance by Seller of this Agreement and each of the documents and instruments to be executed and delivered by Seller pursuant hereto.

               (h) LEASES. To Seller's knowledge, Exhibit E attached hereto is a true and complete list of all Leases in effect as of the date thereof. To Seller's knowledge, true and complete copies of the Leases have been or will be delivered to Purchaser as part of the Evaluation Materials. To Seller's knowledge, Exhibit Q attached hereto is a list of all security deposits held by Seller for the Leases in effect as of the date thereof.

               (i) GOVERNMENTAL NOTICES. Except as disclosed by the Litigation Schedule attached as Exhibit O ("Litigation Schedule"), to Seller's knowledge, Seller has not received, as of the date hereof, any written notices from any Governmental Authority of any existing, pending or threatened investigation or inquiry by any Governmental Authority or any remedial actions by any Governmental Authority under, or any violations of any applicable law, statute, ordinance, rule, regulation, order, determination of any Governmental Authority or judicial court, or any restrictive covenant, deed restriction or zoning or building ordinance or classification affecting the Property pertaining to health, public safety, or the environment ("Environmental Laws"), which have not been complied with in all material respects. Except as disclosed on the Litigation Schedule, to Seller's knowledge, Seller has not received any written notice of any existing, pending or threatened litigation (including, without limitation, any condemnation or notice of condemnation) affecting or related to the Property or any of the Leases.

               (j) ASSIGNMENT OF LEASES. As of Closing, none of the landlord's interest in the Leases and none of the rents or other amounts payable thereunder to landlord will be subject to any assignment (other than the Assignment of Leases to be delivered by Seller at Closing), pledge, or other encumbrance created by Seller.

               (k) ENVIRONMENTAL MATTERS. Except as may be disclosed by the Litigation Schedule or the matters set forth on the Environmental Reports Schedule attached as Exhibit R, to Seller's knowledge: (i) the real property constituting a portion of the Property has not been contaminated by or used for the storage or disposal of any hazardous substances, hazardous materials or petroleum, other than the storage and use of cleaning products, office supplies, and other substances and materials used in the normal operations and maintenance of the Property and in compliance with applicable Environmental Laws; (ii) neither such real property or the improvements constructed thereon contain any building material having asbestos-containing materials as a component part or any underground storage tanks which are required to be removed by Seller; or
(iii) no environmental conditions that exceed actionable limits or require remediation under applicable Environmental Laws by Seller that have not been resolved as of the date hereof.

               (l) OWNERSHIP.  Seller has good and indefeasible fee simple title to the parcel of land described on Exhibit A subject to (i) all matters disclosed by documents in the possession or control of Purchaser relating to any portion of the Property, (ii) all matters of public record, (iii) all matters that would be revealed by a physical inspection or survey (including, without limitation, any and all the surveys prepared in connection with this Agreement) of all or any portion of the Property, (iv) all rights-of-way and easements, (v) all matters common to any plat of subdivision in which the Property is located,
(vi) all leases, tenancies, licenses or other rights of occupancy or use for any portion of the Property and all obligations arising thereunder or any assignment or sublet thereunder including, without limitation, all Contracts, Leases, other Contracts, (vii) all commitments, contracts, options or other agreements of any kind in any way relating to the repair, maintenance, use, operation, construction, design, ownership, lease or service of any portion of the Property, (viii) all rights of parties in possession of any portion of the Property, (ix) all matters validly existing and affecting title to the Property, including, without limitation, all taxes, assessments and public charges on the Property for current and subsequent years, zoning laws, building laws, regulations and ordinances of municipal and other governmental authorities affecting the Property and all encumbrances of any kind whatsoever affecting the Property, including, without limitation, all encumbrances, exceptions and the like described or contemplated by any and all title insurance abstracts, commitments, updates or policies issued in connection herewith, (x) all restrictive covenants and agreements affecting any portion of the Property, (xi) any discrepancies, conflicts or shortages in area or boundary lines or any encroachments or protrusions or any overlapping of improvements, and all encumbrances, exceptions and the like described or contemplated by any and all title insurance, abstracts, commitments or policies issued in connection herewith, and (xii) all reservations and/or exceptions of all oil, gas and other minerals in, on, under or that may be produced from or otherwise affect any portion of the Property (collectively, the "Permitted Exceptions").

Purchaser hereby acknowledges that, in making the foregoing representations and warranties, Seller has relied entirely and solely on the information and schedules prepared by Property Manager (without independent verification or undertaking any review of its files or the materials assembled by Property Manager), and Property Manager has been unwilling to confirm the accuracy and completeness of the information and schedules which it has provided to Seller. Seller has no obligation to perform any investigation or due diligence to confirm the accuracy and completeness of the information and schedules provided by Property Manager and no knowledge, acts or omissions of Property Manager shall be imputed to Seller hereunder.

If and to the extent a representation and warranty set forth in Sections 5.2(h) through 5.2(k) (or portion thereof) survives Closing, such representation or warranty (or portion thereof) is expressly limited to and shall automatically be deemed to expire and terminate on the date which is 90 days from the Closing Date ("Survival Period"), except for claims for which Purchaser has given written notice as set forth below prior to the expiration of the Survival
Period,  whereupon  Purchaser  shall have the rights and  remedies  set forth in
Article VI. Notwithstanding the foregoing, no rights or remedies shall be deemed to accrue on account of a breach of any such representations or warranties unless and until: (1) Purchaser shall have given Seller written notice specifying in reasonable detail any alleged breach prior to the expiration of the Survival Period; and (2) Seller shall have failed to cure (which may include bonding over a defect in a manner reasonably agreed to by Purchaser) any breach within thirty (30) days, or such longer period of time as is reasonable under the circumstances if such breach is susceptible to cure, not to exceed one hundred and twenty (120) days after receipt of notice from Purchaser, provided Seller is continuously and diligently pursuing a cure of such breach. Nothing herein shall be deemed to modify or extend the Survival Period for the representations and warranties set forth in Sections 5.2(h) through 5.2(k).

                           ARTICLE VI DEFAULT REMEDIES

         SECTION 6.1 BY PURCHASER. If prior to Closing, Purchaser breaches in any material respect any of its covenants, obligations, liabilities or duties hereunder without such breach being cured within applicable notice and cure periods, or in any documents or certificates executed and delivered by any of the Purchaser Parties in connection herewith, or if any of Purchaser's representations and warranties prove to be false in any material respect as of the date deemed to be made, then Seller shall be entitled to elect one of the following options: (a) terminate its obligation to sell and Purchaser's obligation to purchase the Property and not proceed with Closing, whereupon Seller shall be entitled to prompt receipt of the Earnest Money from Escrow Agent pursuant to the Earnest Money Trust Agreement and/or Purchaser, as applicable, and retain the Earnest Money as its sole and exclusive remedy and as liquidated damages for Purchaser's breach of this Agreement, any and all other claims for losses, damages, costs and expenses being deemed waived hereby, provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby; or (b) in the event Closing occurs, exercise the rights and remedies set forth in Section
6.3. Further, in the event Seller elects not to proceed to Closing and receives and retains the Earnest Money as provided herein, and because the actual damages suffered by Seller as a result of such breach by Purchaser would be impracticable or extremely difficult or impossible to determine, Purchaser and Seller agree that the amount of the Earnest Money shall be the amount of damages to which Seller is entitled in such event and that the amount of such liquidated damages is reasonable and does not constitute a penalty. Upon full receipt of the Earnest Money by Seller pursuant to (a) above, this Agreement, including the purchase and sale obligations of Purchaser and Seller hereunder, shall be deemed automatically terminated, and the parties shall have no further rights, obligations or liabilities hereunder, provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby. If Purchaser hinders, delays, contests or interferes with Seller's receipt or retention of the Earnest Money (or attempts to do any of the foregoing), then in any action brought thereon, the prevailing party shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code). If Seller is the prevailing party, such amounts shall be in addition to retention of the Earnest Money, and if Purchaser is the prevailing party, such amounts shall be in addition to the return of the Earnest Money by Seller.

         SECTION 6.2 BY SELLER. If prior to Closing, Seller breaches in any material respect any of its covenants, obligations, liabilities or duties hereunder without such breach being cured within applicable notice and cure periods, or in any documents or certificates executed and delivered by any of the Seller Parties, or if any of Seller's representations and warranties prove to be false in any material respect as of the date deemed to be made, Purchaser shall be entitled to elect one of the following options: (a) terminate its obligations to purchase and Seller's obligations to sell the Property and not proceed with Closing, whereupon Purchaser shall be entitled to a prompt return of the Earnest Money from Escrow Agent (to the extent actually paid by Purchaser) pursuant to the Earnest Money Trust Agreement and, as its sole and exclusive remedy, to recover from Seller its reasonable, out-of pocket Due Diligence costs and expenses actually incurred, the aggregate amount of such costs and expenses not to exceed the total amount of the Earnest Money, any and all other claims for losses, damages, costs and expenses being deemed waived hereby; provided however, the recovery of reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code) and expenses as hereinafter provided and any indemnification obligations set forth in this Agreement shall not be limited hereby; (b) seek specific performance of Seller's obligation to sell the Property, and if the Purchaser prevails in obtaining such specific performance, Purchaser shall be entitled to recover its reasonable legal fees and costs actually incurred in obtaining the decree for specific performance (at trial but not on appeal) and otherwise Seller shall be entitled to recover its reasonable legal fees and costs in connection therewith; and (c) proceed with Closing and in the event Closing occurs, exercise the rights and remedies set forth in Section 6.3. If Seller hinders, delays, contests or interferes with Purchaser's receipt or retention of the Earnest Money pursuant to (a) above (or attempts to do any of the foregoing), then in any action brought thereon, the prevailing party shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code. The prevailing party in any such action for damages, or in the event Purchaser must pursue an action to recover the Earnest Money, shall be entitled to recover reasonable attorney's fees and expenses (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code).

         SECTION 6.3 POST-CLOSING DEFAULTS. If, following Closing, any party hereto breaches any of its covenants, obligations, liabilities, indemnities or duties hereunder, or in any documents or certificates executed and delivered by it, or if any of its representations and warranties which survive Closing prove to be false in any material respect as of the date deemed to be made, the other party shall be entitled to recover from such defaulting party any and all damages (excluding any special, consequential and/or lost profit damages and subject to the limitations set forth in Sections 5.2, 6.1 and 6.2), costs and expenses, including reasonable attorneys' fees (whether incurred in connection with nonjudicial action, prior to trial, at trial or on appeal or review, including any proceedings under the Bankruptcy Code) and expenses suffered or incurred by such other party as a result of such breach.

         SECTION 6.4 GENERAL PROVISIONS. All rights and remedies in favor of the parties in this Agreement are the sole and exclusive rights and remedies available  to the  parties  and  exclusive  of any  other  rights  and  remedies available at law or in equity. The rights and remedies in favor of the parties hereunder are cumulative and may be exercised successively or concurrently as determined by such parties in their sole discretion, except as otherwise provided herein to the contrary (including in Sections 5.2, 6.1 and 6.2). Except as provided herein to the contrary, the exercise of any one right or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right or remedy and no delay in exercising or failing to exercise any rights or remedies hereunder (subject to the limitations set forth herein) shall constitute, or be deemed to constitute, a waiver of the right to exercise any such rights or remedies at any time thereafter or a release, satisfaction or discharge of the terms hereof, all such rights and remedies remaining continuously in force. This Article VI, including without limitation, the liquidated damages provisions and waivers set forth in Sections 6.1 and 6.2, shall not limit or impair in any way, and shall be in addition to, the rights and remedies any party hereto may have by virtue of any specific indemnities granted herein (including Sections 2.4, 7.1, 7.11, 7.17 and 7.23) or in any documents or certificates executed and delivered by any of the parties to the other.

                            ARTICLE VII MISCELLANEOUS

         SECTION 7.1 ASSIGNMENT. Seller and Purchaser hereby acknowledge that this Agreement is a contract to extend certain financial accommodations and is personal to Seller and Purchaser and neither party shall have any right to assign this Agreement or any of its rights or obligations hereunder (including any representations and warranties included herein) without the prior written consent of the other party, which consent may be withheld, conditioned or delayed in Seller's or Purchaser's, as the case may be, sole and absolute discretion, except as hereinafter provided. Any assignment or attempted assignment by either party of this Agreement or such party's rights and obligations hereunder, except in strict accordance with the terms of this
Section 7.1, shall constitute a breach by such party under this Agreement and shall entitle the other party to exercise any and all of their rights and remedies hereunder. Seller will consent to a one time only assignment by Purchaser of this Agreement and its rights and benefits hereunder, prior to Closing, to any Person which is owned or controlled, directly or indirectly, by Purchaser or any of its equity holders, subsidiaries or affiliates, and/or to any Person which owns or controls, directly or indirectly, Purchaser or any of its equity holders, subsidiaries or affiliates, any Person that may succeed to the interests of Purchaser by merger, consolidation or other business combination, or any Person who acquires all or substantially all of Purchaser's assets or any of its equity holders, affiliates or subsidiaries, provided that as a condition precedent to the effectiveness of and prior to any such assignment: (a) Purchaser shall give Seller at least ten (10) days prior written notice of its intent to assign this Agreement; and (b) Purchaser and such assignee shall have executed and delivered to Seller an amendment to this Agreement, in form and content reasonably satisfactory to Seller, wherein the assignee expressly assumes and agrees to pay and perform all of the Purchaser's covenants, representations, warranties, obligations and liabilities hereunder (whether arising prior or subsequent to such assignment) and under all documents and certificates executed and delivered or to be executed and delivered by the Purchaser or such permitted assignee in connection herewith, and Purchaser agrees to remain jointly and severally liable with such assignee for the payment and performance of all of such covenants, obligations, liabilities, representations and warranties. Purchaser will consent to a one time only assignment after the Closing Date by Seller of this Agreement and its rights and benefits hereunder to any Person which is owned or controlled, directly or indirectly, by Seller or any of its equity holders, subsidiaries or affiliates, and/or to any Person which owns or controls, directly or indirectly, Seller or any of its equity holders, subsidiaries or affiliates, any Person that may succeed to the interests of Seller by merger, consolidation, liquidation, or other business combination or reorganization, or any Person who acquires all or substantially all of Seller's assets or any of its equity holders, affiliates or subsidiaries, including The Travelers Group, Inc., provided that as a condition precedent to the effectiveness of and prior to any such assignment: (i) Seller shall give Purchaser at least ten (10) days prior written notice of its intent to assign this Agreement; and (ii) Seller and such assignee shall have executed and delivered to Purchaser an amendment to this Agreement, in form and content reasonably satisfactory to Purchaser, wherein the assignee expressly assumes and agrees to pay and perform all of the Seller's remaining covenants, representations, warranties, obligations and liabilities hereunder (whether arising prior or subsequent to such assignment) and under all documents and certificates executed and delivered or to be executed and delivered by the Seller or such permitted assignee in connection herewith, and Seller agrees to remain jointly and severally liable with such assignee for the payment and performance of all of such covenants, obligations, liabilities, representations and warranties. Any assignment or other Transfer, or attempted or purported assignment or other Transfer, by Seller or Purchaser, as the case may be, of this Agreement, or any of its rights and benefits hereunder, shall be NULL AND VOID, unless made with the prior written consent of the other and strictly in accordance with the terms hereof. Any such permitted assignee shall be deemed the "Purchaser" or "Seller,"as the case may be, for all purposes hereunder from and after the assignment by Purchaser or Seller, as applicable, of this Agreement and its rights, benefits and obligations in accordance with the terms hereof; provided, however, the original named Purchaser and Seller, as the case may be, herein shall remain jointly and severally liable after such assignment with its respective permitted assignee for the performance of all covenants, obligations, duties, liabilities, representations and warranties of Purchaser or Seller, respectively, under this Agreement and all documents and certificates executed and delivered or to be executed and delivered by Purchaser or Seller or their respective permitted assignees in connection herewith. Purchaser hereby agrees to indemnify, defend and hold the Seller Parties harmless from and against any Liabilities arising out of or relating to any assignment of or attempt by Purchaser to assign this Agreement or its rights and obligations hereunder. Seller hereby agrees to indemnify, defend and hold the Purchaser Parties harmless from and against any Liabilities arising out of or relating to any assignment of or attempt by Seller to assign this Agreement or its rights and obligations hereunder. Notwithstanding the foregoing, so long as 7.1(ii) above is satisfied, Purchaser shall be entitled to assign this Agreement to an entity which is controlled by Apple Residential Income Trust, Inc. upon three
(3) business days prior written
notification by Purchaser to Seller and Seller's counsel of its intent to assign, which such date of notification shall be not later than three (3) business days prior to the Closing Date and such assignment and assumption shall be in the form of Exhibit W and delivered at Closing to Seller, but no additional assignment shall be permitted.

         SECTION 7.2 NOTICES. All notices, demands, requests and other communications required hereunder shall be in writing and shall be deemed to have been given and/or received: (a) upon delivery if personally delivered; (b) three (3) days after deposit in the United States Mail when delivered, postage pre-paid, by certified or registered mail; (c) the next business day after deposit with a nationally recognized overnight delivery service marked for delivery on the next business day; or (d) upon completion of transmission (which is confirmed by telephone or a statement generated by the transmitting machine) if sent by facsimile to compatible equipment in the possession of the recipient, addressed to the party for whom it is intended at its address hereinafter set forth:

(a)   IF TO SELLER:             The Travelers Indemnity Company
                                One Tower Square
                                9PBA
                                Hartford, Connecticut 06183-2030
                                Attn:    Mr. Steve Kalmin
                                (860) 954-1186 (Facsimile)

      WITH A COPY TO:           The Travelers Group
                                One Tower Square
                                9PBA
                                Hartford, Connecticut 06183-2030
                                Attn:    Ellen N. Derrig, Esquire
                                (860) 954-2620 (Facsimile)

      WITH A COPY TO:           Kathleen J. Wu, Esquire
                                Andrews & Kurth L.L.P.
                                A Registered Limited Liability Partnership
                                1717 Main Street, Suite 3700
                                Dallas, Texas  75201
                                (214) 659-4401 (Facsimile)

(b)  IF TO PURCHASER:           Cornerstone Realty Income Trust, Inc.
                                306 East Main Street
                                Richmond, Virginia 23219
                                Attention: Mr. Gustav Rempies, III
                                (804) 782-9302 (Facsimile)

      WITH A COPY TO:           Harry S. Taubenfeld, Esq.
                                Zuckerbrod & Taubenfeld
                                5575 Chestnut Street
                                P.O. Box 488
                                Cedarhurst, New York 11516
                                (516) 374-3490 (Facsimile)

      WITH A COPY TO:           Robert E. Morrison, Esq.
                                Brown, McCarroll & Oaks Hartline
                                300 Crescent Court
                                Suite 1400
                                Dallas, Texas 75201-6929
                                (214) 999-6170 (Facsimile)

Any party may designate a change of address by written notice to the other, given at least ten (10) days before such change of address is to become effective.

         SECTION 7.3 NO THIRD PARTY BENEFICIARY. The provisions of this Agreement are solely for the benefit of Purchaser and Seller, and their successors and permitted assigns. No provision of this Agreement or of any of the documents and certificates executed in connection herewith shall be construed as creating in any Person other than Purchaser and Seller, and their successors and permitted assigns, any rights of any nature whatsoever.

         SECTION 7.4 SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 7.1 and 7.3, all of the terms, covenants and conditions contained herein and in the other documents and certificates executed in connection herewith shall apply to and be binding upon, and inure to the benefit of, the successors and permitted assigns of Purchaser and Seller, respectively.

         SECTION 7.5 SEVERABILITY. If any provision in this Agreement is found by a court of competent jurisdiction to be in violation of any applicable law, and if such court should declare such provision of this Agreement to be unlawful, void, illegal or unenforceable in any respect, the remainder of this Agreement shall be severable, and the rights, obligations and interests of the parties hereto under the remainder of this Agreement shall continue in full force and effect. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part or provision of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure, the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

         SECTION 7.6 MODIFICATION. This Agreement and the terms hereof may not be changed, waived, modified, canceled, discharged or terminated orally, but only by an instrument or instruments in writing signed by Purchaser and Seller.

         SECTION 7.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, EXCLUDING CONFLICTS OF LAW PRINCIPLES.

         SECTION 7.8 CONSENT TO JURISDICTION. Each of Purchaser and Seller hereby consents to the exercise of personal jurisdiction over it by the federal court in the Northern District of Texas or any state circuit or district courts in Dallas County, and consents to the laying of venue in any such federal or state courts.

         SECTION 7.9 HEADINGS. The Article headings and the Section and Subsection titles hereof are inserted for convenience of reference only, are not intended to modify the terms hereof, and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof.

         SECTION 7.10 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, each of which is incorporated herein by this reference, together with the documents and certificates executed and delivered in connection herewith set forth the entire agreement between Purchaser and Seller relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby and thereby.

         SECTION 7.11 BROKER. Purchaser hereby represents and warrants to Seller that it has not engaged any finder, broker or other agent with respect to any of the transactions described by this Agreement or otherwise relating to the acquisition of all or any portion of the Property, other than Broker whose commission shall be paid by Purchaser under a separate agreement between Purchaser and Broker in accordance with the terms thereof, and none of the Purchaser Parties, including Broker, shall assert any claims against any of the Seller Parties or the Property (or any portion thereof) for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of any kind or nature whatsoever, irrespective of the termination of this Agreement and whether or not Closing occurs hereunder. Seller hereby represents and warrants to Purchaser that it has not engaged any finder, broker or other agents with respect to any of the transactions described by this Agreement or otherwise relating to the sale of all or any portion of the Property, and none of the Seller Parties shall assert any claims against the Purchaser Parties for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of any kind or nature whatsoever, irrespective of the termination of this Agreement and whether or not the Closing occurs hereunder. Purchaser hereby covenants and agrees to indemnify, defend and hold harmless the Seller, and Seller covenants and agrees to indemnify, defend and hold harmless the Purchaser, from and against any and all liability, damage (including special and consequential), loss, lien, expense, suit and claim (including reasonable attorneys' fees and expenses at trial and appellate levels) caused by or arising out of: (a) a breach of the aforesaid representations and warranties of the indemnifying party; and/or (b) any claims for any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of the indemnifying party or any person claiming to have dealt with, on behalf of, through or under such indemnifying party. Notwithstanding anything to the contrary, Purchaser and Seller hereby acknowledge and agree that Purchaser shall be responsible and shall pay to Broker any brokerage or sales commissions, finder's fees, consultant's fees or any other similar fees or compensation of any kind or nature whatsoever, in connection with the transactions described by this or contemplated by this Agreement.

         SECTION 7.12 NO PERSONAL/JOINT LIABILITY. This Agreement and all documents, agreements, understandings and arrangements relating hereto and to the transactions contemplated hereby have been negotiated, executed and delivered on behalf of Seller and Purchaser by their respective partners and/or officers in their representative capacities and not individually, and bind only the assets of Seller and Purchaser (including any assignee), respectively, and no officer, director, employee, partner, agent or shareholder of either the Seller Parties or Purchaser Parties shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of Seller or Purchaser, as the case may be, hereunder. Any Person dealing with Seller and/or Purchaser in connection herewith shall look solely to the assets of Seller and Purchaser (including any assignee), respectively, for the payment of any claim or for the performance of any of its agreements, obligations or undertakings hereunder. Each party acknowledges and agrees that each agreement and other document executed by the other party in accordance with or in respect of this Agreement and the transactions contemplated hereby shall be deemed and treated to include in all respects and for all purposes the provisions of this Section 7.12.

         SECTION 7.13 SURVIVAL. All representations and warranties (subject to the limitations in Section 5.2), covenants, obligations, indemnities and provisions of this Agreement shall survive the Closing of the transactions contemplated hereby and/or termination of this Agreement.

         SECTION 7.14 WAIVER OF TRIAL BY JURY. SELLER AND PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY OF THE DOCUMENTS OR CERTIFICATES EXECUTED IN CONNECTION HEREWITH, OR ANY CLAIMS, DEFENSES, RIGHTS OF SET-OFF OR OTHER ACTIONS PERTAINING HERETO OR THERETO.

PURCHASER'S INITIALS:/s/ GGR                          SELLER'S INITIALS:/s/ LML
                     --------                                           --------

         SECTION 7.15 TIME IS OF ESSENCE. TIME IS OF THE ESSENCE under this Agreement, each and all of the other documents and certificates executed in connection herewith, and each and every term, covenant, condition and provision hereof and thereof. Notwithstanding the foregoing, Purchaser shall have a one time right to extend the Closing Date to 10:00 a.m., Dallas, Texas time on January 6, 1999 (but Purchaser shall have the right to close before such date provided Seller shall receive three (3) business days prior written notice from Purchaser of such earlier date), provided, however, Purchaser shall only have this one time right if Escrow Agent is in actual receipt of the full amount of the Purchase Price in cash or other immediately available funds, which amount shall be held by Escrow Agent pursuant to the terms of the Earnest Money Trust Agreement and shall be deemed earned in and vested in Seller and nonrefundable in all respects, except in the event of Sellers' breach hereunder (after the giving of notice and expiration of any applicable cure period), and Purchaser shall be prohibited from later claiming otherwise.

         SECTION 7.16 EFFECTIVE DATE. Notwithstanding the fact that this Agreement may have been executed on a date prior or subsequent thereto, this Agreement shall be deemed effective on the date on which each and all of the following conditions precedent to effectiveness are satisfied (but not prior thereto): (a) Purchaser shall have executed and delivered this Agreement to Seller and the Earnest Money Trust Agreement to Escrow Agent and Seller; (b) concurrently with the execution and delivery by Purchaser of this Agreement and the Earnest Money Trust Agreement, the Earnest Money shall have been deposited and paid in full in accordance with the provisions of Section 3.1(a); and (c) Seller shall have executed and delivered this Agreement and the Earnest Money Trust Agreement to Purchaser and Escrow Agent. Any calculation of time periods within which Purchaser or Seller must act or respond which refer in any way to the date of this Agreement shall mean and refer to the Effective Date and not the date set forth on the first page hereof. Each party agrees to confirm in writing, upon request, the Effective Date hereof.

         SECTION 7.17 NO RECORDING. Purchaser and Seller hereby agree that neither this Agreement nor any memorandum hereof shall be recorded. Each party hereby agrees to indemnify and hold harmless the other for all liabilities, losses, damages, liens, suits, claims, costs and expenses (including reasonable attorneys' fees) incurred by the other by reason of a breach of the foregoing covenant.

         SECTION 7.18 INFORMED CONSENT. Each of Purchaser and Seller hereby acknowledges for the benefit of the other that: it has thoroughly read and reviewed the terms and provisions of this Agreement and each of the other documents and certificates to be executed in connection herewith and is familiar with same; the terms and provisions hereof and thereof are clearly understood and have been fully consented to; it has had the full benefit and advice of counsel of its own selection, in regard to understanding the terms and provisions hereof and thereof, the meaning and effect of this Agreement and each of the other documents and certificates to be executed in connection herewith, and otherwise as desired; and all such documents have been entered into freely, voluntarily, in good faith, with full knowledge of the consequences thereof and without duress.

         SECTION 7.19 FURTHER ASSURANCES. Seller and Purchaser hereby agree, upon reasonable request of the other party, to do, execute, acknowledge and deliver, or to cause to be done, executed, acknowledged and delivered, all such further acts and instruments as may be reasonably required to effectuate the transactions contemplated hereby. All costs and expenses incurred by either party in connection with this Section shall be paid by the party making the request pursuant hereto.

         SECTION 7.20 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one original. This Agreement shall not be effective unless and until executed and delivered by Purchaser and Seller in one or more counterparts.

         SECTION 7.21 WAIVER OF CONSUMER PROTECTION/DECEPTIVE TRADE PRACTICES ACTS. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (I) IT SEEKS TO ACQUIRE AND WILL BE ACQUIRING THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS FOR COMMERCIAL PURPOSES ONLY, AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (II) PURCHASER IS EXPERIENCED AND HAS PREVIOUSLY ENGAGED IN THE ACQUISITION OF PROPERTY AND OTHER TRANSACTIONS OF THE TYPE CONTEMPLATED
HEREUNDER; AND (III) NEITHER THIS AGREEMENT NOR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER, INCLUDING THE PURCHASE AND SALE OF THE PROPERTY, INCLUDING THE LEASES AND CONTRACTS, AND OBLIGATIONS, IS A CONSUMER TRANSACTION AND/OR GOVERNED, OR INTENDED TO BE GOVERNED, BY ANY CONSUMER PROTECTION, UNFAIR OR DECEPTIVE, TRADE OR CONSUMER FRAUD ACTS IN THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED OR TO WHICH THIS AGREEMENT IS SUBJECT, INCLUDING, WITHOUT LIMITATION, ANY CONSUMER PROTECTION AND/OR DECEPTIVE OR UNFAIR TRADE PRACTICES ACTS ENACTED IN THE STATE OF DELAWARE, INCLUDING THE UNIFORM DECEPTIVE TRADE PRACTICES ACT AS ENACTED IN THE STATE OF DELAWARE IN TITLE 6, SECTIONS 2531, ET SEQ., AND/OR IN THE STATE OF TEXAS, INCLUDING THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE ("DTPA"), AND PURCHASER HEREBY WAIVES UNCONDITIONALLY AND IRREVOCABLY ALL RIGHTS, BENEFITS, PROTECTIONS, REMEDIES AND OTHER PROVISIONS THEREOF AND THEREUNDER.

                            WAIVER OF CONSUMER RIGHTS

         PURCHASER HEREBY ACKNOWLEDGES, FOR ITSELF (INCLUDING ALL PERSONS CLAIMING BY AND THROUGH PURCHASER) AND ITS AND THEIR LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, THAT THE DTPA IS NOT APPLICABLE TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER. PURCHASER ACKNOWLEDGES, REPRESENTS AND WARRANTS TO SELLER THAT: (I) THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT INVOLVE TOTAL CONSIDERATION BY PURCHASER OF MORE THAN $500,000 AND THIS AGREEMENT DOES NOT INVOLVE PURCHASER'S RESIDENCE; (II) IN NEGOTIATING THIS AGREEMENT (INCLUDING THE WAIVERS SET FORTH HEREIN) AND IN THE TRANSACTIONS CONTEMPLATED HEREBY, PURCHASER HAS BEEN REPRESENTED BY LEGAL COUNSEL WHO IS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY SELLER OR AN AGENT OF SELLER; (III) PURCHASER HAS KNOWLEDGE AND EXPERIENCE

IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO ANALYZE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY; (IV) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; AND (V) PURCHASER IS A BUSINESS CONSUMER (TO THE EXTENT IT IS A CONSUMER AND WITHOUT ACKNOWLEDGING THAT ANY OF THE TRANSACTIONS HEREUNDER INVOLVE THE SALE OF GOODS OR SERVICES) THAT HAS ASSETS OF $25 MILLION OR MORE OR THAT IS OWNED OR CONTROLLED BY A CORPORATION OR ENTITY WITH ASSETS OF $25 MILLION OR MORE. MOREOVER, PURCHASER, FOR ITSELF (INCLUDING ALL PERSONS CLAIMING BY AND THROUGH PURCHASER) AND ITS AND THEIR LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, AFTER ADVICE OF COMPETENT COUNSEL, WAIVES AND RELEASES, UNCONDITIONALLY AND IRREVOCABLY, ANY AND ALL BENEFITS, CLAIMS, RIGHTS AND REMEDIES ANY OF THEM MAY HAVE UNDER THE DTPA, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, INCLUDING SPECIFICALLY AND WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES RESULTING FROM OR ARISING OUT OF ANY AND ALL ACTS OR PRACTICES OF SELLER AND ANY OTHER PERSON IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER SUCH ACTS OR PRACTICES OCCUR BEFORE, ON OR AFTER EXECUTION OF THIS AGREEMENT. AFTER
CONSULTATION WITH AN ATTORNEY OF PURCHASER'S OWN SELECTION, PURCHASER VOLUNTARILY CONSENTS TO THIS WAIVER. THIS SECTION AND WAIVER SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND THE TRANSFER OF THE PROPERTY AND THE TRANSFER OF THE SPECIAL WARRANTY DEED CONTEMPLATED HEREBY.

         SECTION 7.22 SECURITIES ACKNOWLEDGMENTS. Purchaser, for itself and each of the Purchaser Parties, hereby represents and acknowledges the following:

               (a) notwithstanding any Information, cooperation or assistance of any kind by any of the Seller Parties from time to time, none of the Seller Parties is intended to be or shall be construed as a party to or a participant in any transaction entered into by Purchaser in connection with any Transfer or Financing entered into by the Purchaser Parties of or for any of the Property or any Securities in or relating to any of the foregoing, which Financing, Transfer and/or Securities transactions are acknowledged to be, insofar as the Seller Parties are concerned, for the sole benefit of Purchaser and/or the other Purchaser Parties; and,

               (b) none of the Seller Parties shall have any disclosure, other responsibilities or Liabilities in connection with any Transfer or Financing entered into by the Purchaser Parties of or for any of the Property or any Securities in or relating to any of the foregoing, including the completeness or accuracy of any Information and any decisions to include or exclude any Information, or any inclusion or failure to include any other information, in any offering materials prepared, used or disseminated in connection with any of the foregoing. Nothing herein is intended to diminish or eliminate either party's express representations and warranties to the other party set forth in this Agreement or in the Conveyancing Documents.

         SECTION 7.23 SECURITIES INDEMNITY. Purchaser hereby agrees to indemnify, defend and hold harmless the Seller Parties from and against all Liabilities arising out of or relating in any way to: (a) any Securities issued, offered, solicited or sold in or relating to the Property and/or any Financing or Transfer thereof by any of the Purchaser Parties, including non-compliance with any Securities Laws applicable thereto; and (b) any breach of any of the acknowledgments, representations and agreements set forth in Sections 7.22 of this Agreement, each of which shall be deemed continuing. Nothing herein is intended to diminish either party's rights or remedies under
Section 6.3.

         SECTION 7.24 LETTER OF UNDERSTANDING. Purchaser and Seller acknowledge and agree that any and all letters of understanding and all prior and subsequent letters or expressions of intent between Seller and Purchaser (or Broker), if any, are hereby deemed terminated, of no further force and effect, and superseded by the terms of this Agreement.

         SECTION 7.25 SPECIAL NOTICES.

               (a) The Property may adjoin and share a common boundary with the tidally influenced submerged lands of the state. Purchaser acknowledges that
Section 33.135 of the Texas Natural Resources Code requires any Purchaser of property that adjoins and shares a common boundary with the tidally influenced submerged lands of the state to sign and deliver a statutory notice from Seller in substantially the form of Addendum 1 attached hereto and incorporated herein for all purposes. Purchaser hereby (i) acknowledges receipt of the notice contained in this Section and this Agreement, (ii) waives any other rights Purchaser may have under this Agreement or applicable law with respect to notice that the Property adjoins and shares a common boundary with the tidally influenced submerged lands of the state, or the existence thereof, and (iii) agrees to execute and deliver such statutory notice contemporaneously with Purchaser's execution of this Agreement and at or prior to the Closing, if requested by Seller.

               (b) SELLER DOES NOT HAVE ANY REASON TO BELIEVE THAT ANY OF THE PROPERTY IS LOCATED IN A DISTRICT CREATED BY THE STATE OF TEXAS PROVIDING OR PROPOSING TO PROVIDE, AS THE DISTRICT'S PRINCIPAL FUNCTION, WATER, SEWER,
DRAINAGE, AND FLOOD CONTROL OR PROTECTION FACILITIES OR SERVICES. HOWEVER, IF AFTER THE EFFECTIVE DATE ANY OF THE PROPERTY IS DETERMINED TO BE LOCATED IN OR BECOMES PART OF SUCH DISTRICT, SUCH DISTRICT SHALL HAVE TAXING AUTHORITY SEPARATE FROM ANY OTHER TAXING AUTHORITY, AND MAY ISSUE BONDS AND/OR LEVY ADDITIONAL TAXES TO PROVIDE UTILITY FACILITIES AND/OR SERVICES WITHIN THE DISTRICT. SUCH DISTRICTS ALSO HAVE AUTHORITY TO ADOPT AND IMPOSE STANDBY FEES ON PROPERTY IN THE DISTRICT. A DISTRICT MAY EXERCISE AUTHORITY WITHOUT HOLDING AN ELECTION ON THE MATTER. Purchaser acknowledges that Chapter 50 of the Texas Water Code requires Seller to deliver and Purchaser to sign and deliver a statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this Agreement in substantially the form of Addendum 2 attached hereto and incorporated herein for all purposes. Purchaser hereby (i) acknowledges receipt of the notice contained in this Section and this Agreement, (ii) waives any other rights Purchaser may have under this Agreement or applicable law with respect to notice that the Property is situated in utility or other statutorily created district providing water, sewer, drainage or flood control facilities and services, and (c) agrees to execute and deliver such statutory notice contemporaneously with Purchaser's execution of this Agreement and at or prior to the Closing, if requested by Seller.

               (c) LEAD BASED PAINT DISCLOSURE. By execution of this Agreement, Purchaser acknowledges and agrees as follows, which shall survive the Closing or termination of this Agreement:

                    (1) to Seller's  knowledge,  each  Property  was built after
               1978;

                    (2) Seller has no knowledge of  lead-based  paint hazards in any of the Properties;

                    (3)  Seller  has  no  reports  or  records   pertaining   to
               lead-based paint and/or lead-based paint hazards in any of the Properties;

                    (4) Purchaser has received the pamphlet "Protect Your Family from Lead in Your Home", a copy of which is attached hereto as Addendum "3" and incorporated herein by reference for all purposes;

                    (5) Purchaser has the opportunity during the Inspection Period to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards in each Property; and

                    (6) Purchaser has signed, initialed,  dated and delivered to
               Seller, the disclosure form, a copy of which is attached hereto as Addendum "4" and incorporated herein by reference for all purposes.


         SECTION 7.28 PURCHASER AS PUBLIC ENTITY. Seller acknowledges that Purchaser has advised that it is a public entity and that it is required to furnish financial statements to the Securities and Exchange Commission in connection with this acquisition. Nonetheless, Purchaser acknowledges that it is expressly unwilling to agree that it will provide any or all information necessary for Purchaser's reports to the Securities Exchange Commission, but Seller will agree to use reasonable efforts to make certain nonconfidential and nonprivileged information available at location(s) acceptable to Seller which Seller customarily and ordinarily retains and for the period(s) of time it generally retains same, but in no event not later than the first anniversary of the Closing Date, provided, Seller shall not be obligated to incur any cost or expense in connection with its agreement herein. This provision will survive until the first anniversary of the Closing Date.

         SECTION 7.29 CONFIDENTIALITY. The parties shall keep confidential the existence of this Agreement, the transactions described herein, and all information obtained from the other party both during and subsequent to the transaction. However, the covenants contained in this paragraph shall not apply in respect to any information which (a) was already known to either party when such information was received from the other, (b) was readily available to the general public at the time of such receipt, (c) subsequently becomes known to the general public through no fault or omission by the other party, (d) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, or (e) is required to be disclosed by law or a governmental agency. This clause shall survive Closing.

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

                                 PURCHASER:
                                 ----------

                                 CORNERSTONE REALTY INCOME TRUST, INC., a
                                 Virginia corporation

                                 By:/s/ Gus G. Remppies
                                    --------------------------------------------

                                 Name: Gus G. Remppies
                                      ------------------------------------------

                                 Title: Vice President, Director of Acquisitions
                                       -----------------------------------------


                                 SELLER:
                                 -------

                                 THE TRAVELERS INDEMNITY COMPANY, a
                                 Connecticut corporation

                                 By:/s/ Lynn M. Latham
                                    --------------------------------------------

                                 Name: Lynn M. Latham
                                      ------------------------------------------

                                 Title: Vice President
                                       -----------------------------------------